File No. 033-35156

File No. 811-06113

As filed with the U.S. Securities and Exchange Commission on August 28, 2018

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

PRE-EFFECTIVE AMENDMENT NO.

POST-EFFECTIVE AMENDMENT NO. 45

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

AMENDMENT NO. 46

The Caldwell & Orkin Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

100 South Ashley Drive, Suite 895, Tampa, Florida 33602

(Address of Principal Executive Offices, Zip Code)

(813) 282-7870

(Registrant’s Telephone Number, including Area Code)

Derek Pilecki

President

The Caldwell & Orkin Funds, Inc.

100 South Ashley Drive, Suite 895, Tampa, Florida 33602

(Name and Address of Agent for Service)

Copy to:

Jeffrey Skinner, Esq.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, North Carolina 27101

(336)-607-7512

It is proposed that this filing will become effective:

X	immediately upon filing pursuant to paragraph (b)

on pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a)(i)

on pursuant to paragraph (a)(i)

75 days after filing pursuant to paragraph (a)(ii)

on pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Caldwell & Orkin Market Opportunity Fund

A No-Load Mutual Fund

TICKER SYMBOL: COAGX

Prospectus	August 28, 2018

Managed By:

GATOR CAPITAL MANAGEMENT, LLC

(800) 467 -7903

www.caldwellorkin.com

100 South Ashley Drive, Suite 895

Tampa, Florida 33602

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this Prospectus or determined whether this Prospectus is accurate or complete.

Any representation to the contrary is a criminal offense.

Caldwell & Orkin Market Opportunity Fund	Table of Contents

Summary Section	2
Investment Objective	2
Fees and Expenses of the Fund	2
Example	2
Portfolio Turnover	3
Principal Investment Strategies of the Fund	3
Principal Risks of Investing in the Fund	4
Risk/Return Bar Chart and Table	6
Management	7
Purchase and Sale of Fund Shares	8
Tax Information	8
Financial Intermediary Compensation	8
Additional Information on the Fund	8
Additional Information about the Principal Risks of Investing in the Fund	10
Disclosure of Portfolio Holdings	13
Management of the Fund	13
Portfolio Managers	14
Purchase of Shares	15
Redeeming Your Shares	17
Additional Information about Purchases and Redemptions	19
Distributions and Federal Taxes	21
Net Asset Value	22
Additional Information	23
Financial Highlights	23
Privacy Policy Disclosure	P-1

Caldwell & Orkin Market Opportunity Fund

Summary Section

Investment Objective

The Caldwell & Orkin Market Opportunity Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed within 90 days of purchase, if applicable)		2.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (12b-1) expenses		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	0.85%
Interest Expense on Short Sales of Securities	0.19%
Dividend Expense on Short Sales of Securities	0.37%
Total Other Expenses		1.41%
Acquired Fund Fees and Expenses		0.13%
Total Annual Fund Operating Expenses		2.54%[1]

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of total expenses provided in the Financial Highlights table for the period ended April 30, 2018, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 year	3 years	5 years	10 years
	$254	$791	$1,350	$2,875

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Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 531% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Gator Capital Management, LLC’s (“Gator,” the “Manager” or “We”) philosophy in managing the Fund is to focus on risk as well as return. Our principal investment strategy involves active asset allocation among long, short and cash positions in an effort to mitigate market risk (the risk of broad market declines), while employing fundamental and technical analysis in an effort to mitigate stock selection risk (the risk that particular equities underperform due to company-specific issues).

We generally divide the Fund’s portfolio among three broad categories of assets:

●	Long Portfolio – The Long Portfolio is comprised of securities (primarily common stocks and exchange-traded funds (“ETFs”)) that we believe will increase in price. We select individual equities of companies that we believe will appreciate, and ETFs that track the performance of markets, market sectors or industries that we believe in. When we are “bullish” (when we believe the overall equity markets will rise), we generally increase the size of the Long Portfolio relative to the size of the overall Fund portfolio.

●	Short Portfolio – The Short Portfolio is comprised of securities (primarily common stocks and ETFs) that we have borrowed and sold short because we believe they will decrease in price, since the Fund makes money on a short position whose price decreases by an aggregate amount greater than the trading fees, taxes, and other expenses associated with the transaction before it is closed. We generally sell securities short to manage or hedge our exposure to perceived market risk, preserve capital and potentially profit during a falling stock market and/or make money when we think a particular security’s price will decline. To this end, we take short positions in stocks of companies that we believe are overvalued or otherwise face issues that will cause their prices to fall, and ETFs that track markets, market sectors or industries that we believe will decline. When we are “bearish” (when we believe the overall equity markets will fall), we generally increase the size of the Short Portfolio relative to the size of the overall Fund portfolio.

●	Cash/Bond Portfolio – The Cash/Bond Portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash and cash equivalents over bonds.

We typically allocate the Fund’s assets by and among our Portfolio “sleeves” by targeting a net exposure to the market by investing between 50% and 100% of the Fund’s net assets in common stocks and ETFs, and between 0% and 50% in cash, money market investments or fixed income securities. Accordingly, depending on our assessment of market risk and our current portfolio, our net exposure may vary between up to 100% net long (100% long positions and 0% short or cash/bonds) to 60% net short (60% short positions and 0% long or cash/bonds).

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When selecting securities for our Long and Short Portfolios, we employ a flexible investment style based on fundamental analysis, while also considering technical factors.

●	How do we pick positions for the Long Portfolio? We select our individual long stock positions by identifying companies that we believe are experiencing positive changes that may lead to a rise in their stock prices. Factors considered may include: acceleration of earnings and/or profits; positive changes in management personnel or structure; new product developments; and/or positive changes in variables that indicate strengthening in a company’s industry.

●	How do we pick positions for the Short Portfolio? We select our individual short positions by identifying companies that we believe are experiencing negative changes that may cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. Factors considered may include: deceleration of earnings, profits or acceleration of losses; negative changes in management personnel or structure or failure to address management problems; new product developments by a company’s competitors; and/or negative changes in variables that indicate weakening in a company’s industry

●	How do we pick positions for the Cash/Bond Portfolio? We primarily invest this Portfolio sleeve in money market and cash-equivalent investments, such as U.S. government-backed securities, or agency securities. However, we may also invest in municipal or corporate bonds of issuers that we believe offer the opportunity for income at an appropriate level of risk. In this regard, we may invest in corporate bonds of any maturity, rating or quality.

In selecting investments, we may invest in companies of any size. We may also invest in securities that are issued by foreign issuers, including, without limitation, those in emerging markets. Foreign investments may be made through direct investments on foreign exchanges or through American Depository Receipts or other securities that give the owner rights in equities issued by foreign issuers.

In managing the Fund for risk as well as return, our goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less volatility.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested. The principal risks of investing in the Fund are:

●	Business risk – A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.

●	Credit risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or S&P Global, may cause the price of an issuer’s bond to decline and may affect liquidity for the security.

●	Equity Securities Risk – An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

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●	Foreign Securities risk – Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund. The risks of foreign investing may be magnified for investments in developing or emerging markets, which may have less social, political and economic stability; less diverse and mature economic structures; less robust legal, financial accounting and regulatory infrastructure; more governmental limitations on foreign investments than typically found in more developed countries; and greater market volatility than more developed markets.

●	Interest rate risk – The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities.

●	Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.

●	Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Due to the active management of the Fund by the Manager, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies. The Manager’s method of security selection may not be successful. In addition, the Adviser may select investments that fail to perform as anticipated.

●	Market Risk – Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

●	Political Risk – Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.

●	Portfolio turnover risk – Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The Fund’s investment strategy may involve frequent trading, which leads to high portfolio turnover (e.g., 531%, 500% and 415% for the fiscal years ended April 30, 2018 and 2017, respectively) and could generate potentially large amounts of net realized short term capital gains in a given year, which are taxed to shareholders at ordinary income tax rates. Higher portfolio turnover may also result in higher brokerage costs for the Fund

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●	Short sale risk – A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in theory, is unlimited as the market value of the of shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market.

●	Small and Mid-Cap Securities Risk – Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small and mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small and mid-cap securities may be more limited and less liquid than the market for larger companies.

Risk/Return Bar Chart and Table

Prior to November 1, 2017, the Fund was managed by C&O Funds Advisor, Inc. As of November 1, 2017, Gator, which is unaffiliated with the prior manager, took over as investment adviser to the Fund. The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below illustrates how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.caldwellorkin.com or by calling the Fund toll-free at (800) 467-7903.

Annual Total Returns for Years Ended December 31

Best Quarter (in the last ten years): 1st quarter 2013, 8.20%

Worst Quarter (in the last ten years): 3rd quarter 2008, (6.24)%

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The Fund’s calendar year-to-date return as of June 30, 2018 was 0.68%.

Average Annual Total Returns

(for the periods ended December 31, 2017)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

	1 Year	5 Years	10 Years
Return Before Taxes	0.93%	1.04%	0.47%
Return After Taxes on Distributions	0.93%	0.50%	0.00%
Return After Taxes on Distributions and Sale of Fund Shares	0.53%	0.68%	0.24%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Eurekahedge Long Short Equities Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	9.53%	8.45%	6.62%

The S&P 500 Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

The Eurekahedge Long Short Equities Hedge Fund Index (“Eurekahedge Index”) is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 1028 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index.

Management

Investment Adviser

Gator Capital Management, LLC is the investment adviser for the Fund. Mr. Derek Pilecki is the President and Chief Investment Officer of the Manager and has been a portfolio manager of the Fund since November 1, 2017. Mr. Christopher Pilecki is a Trader and Quantitative Analyst at the Manager, and he has served as the co-portfolio manager of the Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki are jointly responsible for the day-to-day management of the Fund’s portfolio.

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Purchase and Sale of Fund Shares

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$5,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$5,000	$100

Note that some broker-dealers may impose different minimums.

You generally may redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open for trading by telephone at (800) 467-7903 for amounts up to $50,000, or by regular mail at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be put in place to redeem shares bi-monthly, monthly, quarterly, semi-annually or annually.

Tax Information

The Fund intends to make distributions of its ordinary income and/or capital gains, which are taxable, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information ABOUT the Fund

The Manager’s investment approach is dynamic and flexible in recognition of the changing emphasis in the markets. In managing the Fund, the Manager strives to outperform the market over the course of a full market cycle, which includes both bull market (a period of rising security prices) and bear market (a period of falling security prices) phases. Generally speaking, when the Fund is hedged we would expect the Fund to underperform during bull market phases and to outperform during bear market phases, although not necessarily with positive returns.

The Fund’s total stock position (long positions plus short positions) and the balance between long positions and short positions in the Fund’s portfolio at any given time is based on our ability to identify attractive long and short investments and our asset allocation determinations. The Fund differs from a traditional “long only” mutual fund in that it allows investors to participate in the market’s potential upside while also engaging in short sales as part of a strategy to hedge against downside risk. There can be no guarantee that hedging will reduce or eliminate downside risk. Our hedging strategies may not be successful and may limit upside gains.

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Our investment decisions are based on a combination of bottom-up company-specific analysis and top-down economic and market analysis.

Active Asset Allocation. We use active asset allocation - the opportunistic shifting of assets by and among our Long Portfolio, Short Portfolio and Cash/Bond Portfolio - to manage exposure to market risk. Short positions on individual equities are employed with the intent of making money when the prices of those equities fall. We may utilize short positions to take advantage of individual opportunities or to “hedge” against the market risk associated with the portfolio.

Security Selection. Security selection refers to the way we choose the securities we buy or sell. In selecting securities, factors we evaluate may include: quality of management and changes in management personnel or structure, industry characteristics including changes in variables that indicate strengthening in a company’s industry, production efficiency, competitive factors, product quality and new product developments and financial strength. Our goal in security selection is to identify companies, sectors, and/or industries that we believe are experiencing positive changes and companies that we believe are experiencing negative changes, and position the Fund’s Long Portfolio and Short Portfolio accordingly. We may also sell Fund investments for macro reasons based on the Manager’s judgment that an investment may lose money. Our investments may be made in companies of any size.

Monitoring. We use various monitoring techniques to track individual stock performance and aggregate portfolio performance in real time. This helps us to make portfolio adjustments as needed. Every stock is monitored against quantitative and qualitative performance expectations. We use this process with the goal of weeding out failed or failing investments, so that capital is preserved, the portfolio is constantly strengthened and room is made for holdings which may fulfill expectations.

Short Position Proceeds. When we establish a short position in a security, we borrow that security from a broker and sell it in the market, receiving cash proceeds from the sale. We typically invest these short sale proceeds in cash equivalent securities such as money-market securities or U.S. treasury securities maintained with the broker-dealer from whom we borrowed the security and/or our custodian. By taking this approach, we earn investment returns on our short sale proceeds while we are waiting to cover our short positions. Additionally, we are responsible for paying interest on borrowed securities to our brokers and dividends on any security sold short (if there are any) to the lender of that security. These payments are made from the Fund’s cash position. While the expenses generated from paying interest on borrowed securities and dividends on securities sold short are generally categorized as operating expenses for accounting and financial statement purposes, they are related exclusively to the Fund’s short investment activities. Dividend expenses refer to paying the value of dividends to the securities’ lenders, and interest expenses on securities sold short arise from the use of short sale proceeds to invest more than 100% of the Fund’s net assets in long positions. By excluding the borrowing (interest expenses) and dividend expenses on securities sold short, the Fund’s total annual fund operating expenses for the period ended April 30, 2018 would have been 1.98%.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment objective or strategies in an attempt to respond to adverse market, economic, political or other conditions or when the Manager believes it is otherwise appropriate to do so. When this happens, the Fund may increase temporarily its investment in short-term securities such as money market funds, or hold cash, without regard to the Fund’s investment restrictions, policies or normal investment emphasis. During such a period, the Fund could be unable to achieve its investment objectives. In addition, this defensive investment strategy may cause frequent trading and high portfolio turnover ratios. High transaction costs could result from more frequent trading. Such trading may also result in realization of net short-term capital gains upon which you may be taxed at ordinary tax rates when distributed from the Fund.

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Portfolio Turnover. Our investment strategies (including active asset allocation and short selling) may result in higher-than-average portfolio turnover. Portfolio turnover results from buying and selling securities and involves expenses to the Fund in the form of brokerage commissions and other transaction costs. The Fund’s turnover rate will generally exceed 100% per year, and will not be a limiting factor when we deem change is appropriate.

ADDITIONAL INFORMATION ABOUT THE Principal Risks of Investing in the Fund

The principal risks of investing in the Fund were previously summarized and are discussed in more detail below. An investment in the Fund carries risk, and you may lose money on your investment.

Business Risk. From time to time, a particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry. For instance, some technology industry companies rely heavily on one type of technology. If this technology becomes outdated, too expensive, or is not favored in the market, companies that rely on this technology may rapidly become unprofitable. However, companies outside of the industry or those within the industry that do not rely on the technology may not be affected at all.

Credit Risk. Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s or S&P Global, may cause the price of an issuer’s bond to decline and may affect liquidity for the security. Normally, bonds with lower credit ratings will have higher yields than bonds with the highest credit ratings, reflecting the relatively greater risk of bonds with lower credit ratings. Bonds with the lowest credit ratings and highest yields are generally considered junk bonds, which would be subject to the highest bond credit risk.

Emerging Markets Risk – Investments in securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic, regulatory, and political systems that typically are less developed, and are likely to be less stable, than those in more developed countries. In addition, as a result of less robust regulatory requirements (which, among other things, may not require uniform accounting, auditing and financial reporting, or have corporate governance practices and requirements comparable to those applicable to domestic companies), there is generally less publicly available information about emerging markets securities than is available about securities of domestic companies. Companies in these markets also face risks associated with new and changing government regulation. Emerging markets are generally more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers are also greater in emerging and less developed countries. Emerging market and less developed countries may also have economies that are less diverse and may be predominantly based on only a few industries, dependent on revenues from particular commodities and/or heavily reliant on exports that may be severely affected by global economic downturns. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries. The Fund considers “emerging markets” generally to include those included in the MSCI Emerging Markets index or the FTSE Emerging Markets stock index.

Equity Securities Risk. An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

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Foreign Securities Risk. Investing in foreign securities involves risks not typically associated with investing in U.S. securities, including, but not limited to, fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes. Furthermore, the U.S. government has from time-to-time, in the past, imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the Fund.

Interest Rate Risk. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Generally, as interest rates rise, the market value of fixed income securities will fall. Conversely, as interest rates fall, the market value of fixed income securities will rise. There is the possibility that the value of particular bond or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. In general, the longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on the Fund’s performance if a significant portion of the Fund’s assets are in fixed income securities with long-term maturities. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities.

Investments in Other Investment Companies. The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the 1940 Act and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such investment companies and will bear indirectly its proportionate share of the advisory fees other expenses of such investment companies. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the shares of the underlying mutual fund or ETF. Each underlying mutual fund and ETF is subject to specific risks, depending on the nature of the fund and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the fund promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

The Fund may invest in leveraged and inverse ETFs. Leveraged and inverse ETFs involve additional risks and considerations not present in traditional ETFs. Typically, shares of an index-based ETF are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called “short ETFs” or “bear ETFs”), shares are expected to increase in value as the value of the underlying benchmark decreases, similar to holding short positions in the underlying benchmark. Leveraged ETFs seek to deliver multiples (e.g., 2X or 3X) of the performance of the underlying benchmark, typically by using derivatives in an effort to amplify returns (or decline, in the case of inverse ETFs) of the underlying benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Many leveraged ETFs rebalance their portfolios on a daily basis; therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Management Style Risk. The performance of the Fund will decline and may be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Adviser’s management style (generally, value-oriented small-cap equity) is out-of-favor in the market. Since different types of equity securities (e.g., large-cap, mid-cap, small-cap) tend to shift into and out of favor with investors depending on market and economic conditions, the performance of the Fund may also be worse than the performance of equity funds that focus on other types of equities or have a broader investment style when the Adviser’s management style is out-of-favor.

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Market Risk. Securities markets are volatile, and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally.

Political Risk. Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.

Portfolio Turnover Risk. The Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than many other mutual funds (e.g., 500%, and 415% for the fiscal years ended April 30, 2018 and 2017, respectively). Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional expenses, which may lower the performance of the und, and may also result in the realization of short-term capital gains. The Fund must generally distribute realized capital gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains, which are taxed to shareholders at ordinary income tax rates. For a discussion of certain tax information about the Fund, see “Federal Taxes” below.

Short Sale Risk. A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in theory, is unlimited as the market value of the of shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market. In addition, if the Fund’s short account falls below the required asset coverage levels or if the broker from whom a security was borrowed requires the security be repaid, then the Fund could be forced to cover short positions at an unfavorable time and/or for an unfavorable price, which may result in a loss for the Fund.

The Fund will incur increased transaction costs associated with selling securities short. When the Fund sells a stock short, it must maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the stock sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent that the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance. To the extent that the Fund invests the proceeds received from selling securities short, the Fund is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s net asset value (“NAV”) greater than it would be without the use of leverage.

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Small and Mid-Cap Securities Risk. Investing in the securities of small and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of small and mid-cap companies usually have more limited marketability and, therefore, may be more volatile than securities of larger, more established companies or the market averages in general. Because small and mid-cap companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices (i.e., shares of small and mid-cap companies may be less liquid relative to shares of large-cap companies). Another risk factor is that small and mid-cap companies often have limited product lines, markets, or financial resources and may lack management depth. Additionally, small and mid-cap companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. Small and mid-cap companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Manager’s access to information about the companies and the stability of the markets for the companies’ securities. Small and mid-cap companies may be more vulnerable than larger companies to adverse business or economic developments. If the companies do not succeed, the prices of the companies’ shares could dramatically decline in value.

In addition to the strategies and risks described above, the Fund may invest in other types of securities whose risks are described below and/or in the Fund’s Statement of Additional Information (“SAI”).

Disclosure of Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

Management of the Fund

The Fund’s investment adviser is Gator Capital Management, LLC, 100 South Ashley Drive, Suite 895, Tampa, Florida 33602. The Manager serves in that capacity pursuant to an advisory contract with Caldwell & Orkin Funds, Inc. (the “Company”) on behalf of the Fund. Subject to the authority of the Board of Directors of the Company (the “Board”), the Manager provides guidance and policy direction in connection with its daily management of the Fund’s assets. The Manager manages the investment and reinvestment of the Fund’s assets. The Manager is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board, and it provides certain executive personnel to the Fund.

The Manager, organized as a Delaware limited liability company in 2008, is controlled by its President, Chief Investment Officer and sole member, Derek Pilecki. Mr. Pilecki has been affiliated with the Manager since its inception in 2008.

For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
0.90%	$250,000,001-$500,000,000
0.80%	over $500,000,001

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The Manager was engaged as investment adviser of the Fund effective November 1, 2017. The Fund paid the Manager an aggregate fee of 1.00% for the period November 1, 2017 through April 30, 2018. A discussion regarding the basis for the Board’s approval of the advisory agreement with the Manager is available in the Fund’s Annual Report to shareholders. The Fund’s previous investment adviser, C&O Funds Advisor, Inc., provided services based on the fee schedule above and, as a percentage of assets, the Fund paid the previous investment adviser an aggregate fee of 1.00% for the period May 1, 2017 through October 31, 2017.

Expense Reimbursement Arrangements. The Manager has contractually agreed to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. The previous investment adviser was under a similar contractual arrangement and no fee waiver or reimbursement was required by the previous adviser for the fiscal year ended April 30, 2017.

PORTFOLIO MANAGERS

Mr. Derek Pilecki has served as Portfolio Manager for Fund since November 1, 2017. Mr. Christopher Pilecki has served as the co-portfolio manager of the Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki are jointly responsible for the day-to-day management of the Fund’s portfolio.

Derek Pilecki, CFA®. Mr. Derek Pilecki founded Gator Capital Management, LLC in 2008. At Gator, Mr. Derek Pilecki is the Chief Investment Officer and is a portfolio manager for the Fund. Mr. Derek Pilecki also manages another registered investment company, a private investment partnership and various separately managed accounts.

From 2002 through 2008, Mr. Derek Pilecki was a member of the Goldman Sachs Asset Management (“GSAM”) Growth Equity Team. While at GSAM, Mr. Derek Pilecki was the co-Chair of the Investment Committee for the Growth Team and was a Portfolio Manager. He was also a member of the portfolio management team responsible for the Goldman Sachs Capital Growth Fund and provided primary coverage of the Financials sector for the Growth Team.

Prior to GSAM, Mr. Derek Pilecki was an Analyst at Clover Capital Management in Rochester, NY and Burridge Growth Partners in Chicago, IL and covered the Financials sector at both firms. Before entering graduate school, Mr. Derek Pilecki worked at Fannie Mae providing interest rate risk analysis for the company’s mortgage investment portfolio.

Mr. Derek Pilecki holds an MBA with honors in Finance and Accounting from the University of Chicago and a BA in Economics from Duke University. Mr. Derek Pilecki holds the Chartered Financial Analyst® designation and is a member of the CFA Tampa Bay Society.

Christopher Pilecki, CFA®. Mr. Christopher Pilecki joined Gator Capital Management as a Trader and Quantitative Analyst in 2014.

From 2008 through 2014, Mr. Christopher Pilecki was a Trader at Chesapeake Capital Corporation where he focused on trading equity index, fixed income, foreign currency (FX) and commodity futures contracts on global exchanges. While at Chesapeake, Mr. Christopher Pilecki also was involved in trading system research.

Mr. Christopher Pilecki was an analyst at Atlantic Capital Management in Richmond, VA from 2003 to 2008. At Atlantic, Mr. Christopher Pilecki followed small and mid-cap companies in the technology and energy sectors. He also worked at Shockoe Capital, a long/short equity hedge fund, and in the sell side research department of Wachovia Securities prior to joining Atlantic Capital.

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Mr. Christopher Pilecki holds an MBA with a concentration in Finance from Johns Hopkins University and a BS in Civil Engineering from the University of Virginia. He holds the Chartered Financial Analyst® designation.

Other Information. The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities in the Fund. The Fund’s former portfolio manager, Michael B. Orkin, provides consulting services to Gator pursuant to a Consultant Agreement.

Purchase of Shares

The Fund sells its shares without any sales load. You may purchase shares of the Fund directly from the Fund as a direct shareholder (“Direct Shareholder”), or through an Omnibus account of a broker-dealer as an indirect shareholder (“Indirect Shareholder”). Your purchase of Fund shares is generally subject to the following minimum investment amounts:

Type of Account	Minimum Investment to Open an Account	Minimum Subsequent Investments
Regular Account	$5,000	$100
Individual Retirement Account (IRA), Uniform Gift to Minors Act (UGMA) Account, or other Tax Deferred Account	$5,000	$100

Notwithstanding the foregoing:

●	We may determine, in our sole discretion, to accept or reject any request to purchase shares of the Fund at any given purchase level.

●	Shares of the Fund may be purchased or sold through asset allocation, wrap fee and other similar fee-based advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisers, financial planners, third-party administrators, insurance companies, and any other institutions having a selling, administration or any similar agreement with the Fund’s Distributor. The Fund reserves the right to waive the minimum initial or subsequent investment amount for purchasing Shares of the Fund through these or other programs.

How to Purchase Shares. You may purchase shares directly from the Fund by sending a completed application and a check in the amount of your investment to us at one of the addresses below. Your check should be made payable to the “Caldwell & Orkin Market Opportunity Fund.” Cash, third-party checks and traveler’s checks generally are not accepted. Eligible purchases must meet applicable minimum investment requirements. All investments must be in U.S. dollars, and the checks must be drawn on a U.S. bank. All purchases of Fund shares will be made at the next calculated NAV after a completed order is received.

Regular Mail: Caldwell & Orkin Market Opportunity Fund P.O. Box 46707 Cincinnati, OH 45246-0707	Overnight Delivery: Caldwell & Orkin Market Opportunity Fund 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 (800) 467-7903

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You may also wire an investment to the Fund after contacting Shareholder Services at (800) 467-7903 for wire instructions. If your wire investment is for a new account, you must provide a completed, signed account application by mail or facsimile. You may call Shareholder Services for the Transfer Agent’s facsimile telephone number. Your investment will be made at the NAV next determined after your wire is received together with a completed account application. If the Fund does not receive timely and complete account information prior to the close of the regular session of trading on the NYSE, generally 4:00 pm Eastern Time, there may be a delay in the investment of your money. Please note that your bank may charge a fee for wiring services and that the Fund is not responsible for delays in the wiring system.

Non-Receipt of Purchase Wire/ Insufficient Funds Policy. The Fund reserves the right to cancel a purchase if payment of the check or wire does not clear your bank. The Fund may charge a fee for insufficient funds, and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

The Fund does not consider the US Postal Service or other independent delivery services to be its agent. Therefore, deposit in the mail or with such services, or receipt at the Caldwell & Orkin Market Opportunity Fund post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Important Information about Procedures for Opening a New Account. Under the U.S.A. Patriot Act of 2001, we are required to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, we will ask for your name, residential street address, date of birth, social security or other tax identification number, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. We will not consider your account application to be “completed”, and we will not invest your money in the Fund or open your new account until we receive this required information. In addition, if after opening your account we are unable to verify your identity after reasonable efforts, we may restrict further investment until your identity is verified or close your account without notice and return your redemption proceeds to you. If we close your account because we cannot verify your identity, we will value the account at the price determined as of 4:00 p.m. Eastern Time on the day in which your account is closed. In that case, redemption fees will be waived, and your redemption proceeds may be worth more or less than your original investment.

Purchases through Third Parties / Broker-Dealers. You may make new and additional Fund purchases through Omnibus accounts of a Financial Industry Regulatory Authority (“FINRA”)-registered broker-dealer as an Indirect Shareholder. Since a broker-dealer may charge you additional or different fees for purchasing or redeeming shares than those described in this Prospectus, ask your broker-dealer about his or her fees before investing. For purchases of shares made through a broker-dealer, orders are deemed to have been received by the Fund when the order is received in good order by the broker-dealer and are executed at the next determined NAV after such receipt by the broker-dealer or the broker-dealer’s authorized designee. The Fund may, from time to time, make cash payments to certain financial intermediaries for shareholder services or networking fees. The Manager also may, from time to time, at its expense and out of its own resources, make cash payments to certain financial intermediaries for shareholder services or networking fees. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase Fund shares or the amount the Fund receives as proceeds from such sales. Revenue sharing or networking fee payments may be made to financial intermediaries that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-transfer agency, sub-accounting, or marketing support.

Automatic Investment Plan. We offer an Automatic Investment Plan for Direct Shareholders who wish to automatically invest a specific amount of money on a regular basis after making their initial investment. Debits must be made from your bank account in amounts of $100 or more and may be made between the 1st and the 25th of the month. If your regularly scheduled debit date falls on a weekend or holiday, your account will be debited on the following business day. You may participate in the Automatic Investment Plan by completing the appropriate section of the Regular Account Application or the Account Options Form. All requests to change or discontinue the Automatic Investment Plan must be received in writing fifteen (15) days prior to the next scheduled debit date. Please call the Fund at (800) 467-7903 if you wish to participate in the Automatic Investment Plan.

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Redeeming Your Shares

We will buy back (redeem) your shares at the next determined NAV after we receive a valid request for redemption. In order to discourage market timing and short-term trading, and to reduce the cost of account turnover to shareholders, we will assess a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than 90 days. The redemption fee will be retained by the Fund for the benefit of the remaining shareholders and will not be paid to the Manager. If the shares being redeemed were purchased on different days, the shares held the longest will be redeemed first in determining whether the redemption fee applies.

The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans. The fee will, however, apply to shares held through financial intermediaries (such as broker-dealer Omnibus accounts), IRA accounts, and shares sold through a Systematic Withdrawal Plan.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares. Note that your intermediary may charge additional or different fees for redeeming shares not described in this Prospectus. Those fees are not imposed by the Fund and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading and market timing.

You may redeem your shares by mail by sending a letter of instruction signed by all beneficial owners of the account to the Transfer Agent with your name, account number and the amount you wish to redeem. Mail the redemption request to:

Caldwell & Orkin Market Opportunity Fund

P.O. Box 46707

Cincinnati, OH 45246

A check for the redemption proceeds will be sent to you at the address of record. If you request that the proceeds from the redemption be mailed to an address or a person that is not the address or person of record, or if you request, in writing, a redemption of $50,000 or more from your account, please note that an original “Medallion” signature guarantee is required for all signatures on request. A “Medallion” signature guarantee can be obtained from most banks or securities dealers.

In lieu of a check, you also may request that the redemption proceeds be wired to your bank account, provided that wiring instructions have been previously provided to the Transfer Agent. If wire instructions have not been previously provided, please include them in your written request, and obtain a “Medallion” signature guarantee. Please note that a fee for the wiring service will be deducted from your redemption proceeds.

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You may also redeem your shares by telephone for amounts up to $50,000 if you have established telephone redemption privileges for your account (see Regular Account Application or Accounts Options Form, both available on the Fund’s website at www.caldwellorkin.com). To redeem shares, please call the Transfer Agent at (800) 467-7903 before 4:00 p.m. Eastern Time on any day the NYSE is open for business. Telephone redemption proceeds may be wired only if wiring instructions have been provided on your initial Regular Account Application, Accounts Options Form, or if wiring instructions are provided, “Medallion” signature guaranteed, at any other time. Again, a fee for the wiring service will be deducted from your redemption proceeds.

A “Medallion” signature guarantee is also required by the Fund for all IRA transfers.

You may add or change wire instructions for your account by sending a written request, with a “Medallion” signature guarantee, to the address above.

You should note that a telephone redemption may be difficult to implement during periods of drastic economic or market changes. If you are unable to implement a telephone redemption at any time, you may redeem shares by mail as described above. By establishing telephone redemption privileges, you authorize the Transfer Agent to act upon any telephone instructions it believes to be genuine (1) to redeem shares from your account and (2) to mail the redemption proceeds. The Transfer Agent employs reasonable procedures in an effort to confirm the authenticity of telephone instructions. The Transfer Agent reserves the right to refuse a telephone redemption request if the caller is unable to provide the following information exactly as registered on the account: account number, complete owner name and address, primary Social Security number or tax identification number. The Transfer Agent’s records of telephone redemption are binding. If you use telephone redemption privileges, you agree that neither the Transfer Agent nor the Fund will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Transfer Agent provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. As a result of this and other procedures, the investor may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent fails to employ this and other established procedures, the Transfer Agent may be liable. Telephone redemption is not available for shares held in IRA or other tax deferred accounts or if proceeds are to be sent to an address other than the address of record.

If you invested in the Fund through a broker-dealer other than the Fund’s Distributor, you will need to contact your broker-dealer to redeem your shares. The broker-dealer may charge you additional or different fees for redeeming shares than those described in this Prospectus.

Payment. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days; and

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

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Systematic Withdrawal Plan. We offer a Systematic Withdrawal Plan for Direct Shareholders who wish to withdraw a set dollar amount at regular intervals. There is no special fee for this service. To be eligible for the Systematic Withdrawal Plan, Regular (taxable) account holders must have at least $5,000 in their Caldwell & Orkin Market Opportunity Fund account and must withdraw at least $100 per transaction. IRA and other retirement plan account holders must have at least $5,000 in their account, and are not subject to a minimum withdrawal amount per transaction. Systematic withdrawals may be made bi-monthly, monthly, quarterly, semi-annually or annually. If your regularly scheduled systematic withdrawal date falls on a weekend or holiday, your funds will be sent on the prior business day. Payment may be made via a check mailed to the address of record, or sent electronically and deposited into a pre-determined bank account. Please note that these sales of Fund shares may result in taxable investment gains and / or investment losses. Redemption fees will apply to shares sold through the Systematic Withdrawal Plan that were purchased within the last 90 days. See “Redeeming Your Shares” above. You may participate in the Systematic Withdrawal Plan by completing the appropriate section of the Automatic Investment / Telephone Redemption Privilege / Systematic Withdrawal Plan Election Form. All requests to change or discontinue the Systematic Withdrawal Plan must be received in writing fifteen (15) days prior to the next scheduled withdrawal date. Please call the Fund at (800) 467-7903 if you wish to participate in the Systematic Withdrawal Plan.

Additional Information about Purchases and Redemptions

Small Accounts. Due to the high cost of maintaining smaller accounts of shareholders who invest directly with the Fund, we reserve the right to liquidate your account if, as a result of redemptions or transfers (but not as a result of required IRA distributions or market depreciation), your account’s balance falls below the minimum investment that was required when your account was opened. For accounts opened on or after August 28, 2018, the minimum investment requirements are generally $5,000 for Regular Accounts and $5,000 for an IRA, other tax deferred retirement account or an account established under the Uniform Gift to Minors Act. We will notify you if your account falls below the required minimum. If your account is not increased to the required level after a sixty (60) day cure period then we may, in our discretion, liquidate the account.

Telephone Purchases by Securities Firms. Brokerage firms that are FINRA members may telephone the Fund at (800) 467-7903 and buy shares for current Fund investors through the brokerage firm’s Omnibus account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Fund’s Distributor nor the Transfer Agent shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to follow these established procedures, they may be liable. We may modify or terminate these telephone privileges at any time.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Advisor believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, the Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV. Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Readily marketable securities may include illiquid securities, which may take a while for the redeeming shareholder to sell. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

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Responsibility for Fraud. Neither the Fund nor the Transfer Agent will be responsible for any account losses due to fraud of third parties. Please keep your account information private, and review your account statements immediately upon receipt. Contact the Transfer Agent immediately at (800) 467-7903 if you suspect there has been any unauthorized activity in your account.

Disruptive Trading and Market Timing. The Fund does not permit market timing; rather, the Fund is intended for long-term investors. Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of the Fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading which can have harmful effects for other shareholders. These risks and harmful effects include the following:

●	an adverse effect on portfolio management, as determined by the portfolio managers in their sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In light of the foregoing, the Board has decided to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading. Under the market timing policies and procedures, we may monitor trading activity by shareholders and take steps to prevent disruptive trading. In general, we consider frequent roundtrip transactions in an account to constitute disruptive trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, shares of the Fund within 60 days. While there is no specific limit on roundtrip transactions, we reserve the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where we determine that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 60-day period.

In determining the frequency of roundtrip transactions, we will not include purchases pursuant to dollar cost averaging or other similar programs, and we will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. We will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that we suspect as disruptive trading.

We may also take action if we determine that a shareholder’s trading activity (measured by roundtrip trading or otherwise) is determined to be disruptive trading, even if applicable shares are held longer than 60 days. In addition, we may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. In this regard, we impose a redemption fee of 2.00% of the value of the shares being redeemed if the shares have been held for less than 90 days as described in “Redeeming Your Shares”. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Fund does not have simultaneous access to the underlying shareholder account information. The Fund and financial intermediaries, however, attempt to monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage shareholders from engaging in market timing or disruptive trading and to impose restrictions on such activities.

In compliance with Rule 22c-2 of the 1940 Act, the Fund’s distributor, Ultimus Fund Distributors, LLC (the “Distributor”), on behalf of the Fund, will enter into written agreements with each of the Fund’s financial intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing and disruptive trading policies. The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all disruptive trading.

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Miscellaneous. We reserve the right to:

●	terminate or modify any of the procedures for purchasing or redeeming shares at any time;

●	refuse to accept any request to purchase shares of the Fund for any reason;

●	delay sending the proceeds pursuant to any redemption request involving recently purchased shares until the check clears, which may take up to fifteen (15) days.;

●	delay mailing redemption proceeds for up to seven days (most redemption proceeds are mailed within three days after receipt of a request);

●	in its sole discretion, process any redemption request by paying the redemption proceeds in portfolio securities rather than cash (typically referred to as “redemption in kind”); or

●	require a “Medallion” signature guarantee for any redemption transactions made within 30 days of a change in the account name, address or banking instructions.

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares (or fractions thereof) of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.

The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfies certain other requirements that are described in the SAI.

Shareholders may elect to receive dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund shares. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

The Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund shares.

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As with all mutual funds, the Fund may be required to withhold U.S. federal income tax (presently at the rate of 24%) for all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld by the Fund may be credited against a shareholder’s U.S. federal income tax liability.

You will normally be notified by February 15 of each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

As part of the Emergency Economic Stabilization Act of 2008, mutual fund companies, including the Fund, are required to report cost basis information to the Internal Revenue Service (“IRS”) on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under these regulations, the Fund must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average cost basis (“Average Cost”), which is the mutual fund industry standard, has been selected as the Fund’s default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Fund’s default method of Average Cost is more appropriate, that shareholder must contact the Fund at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades. All Covered Shares purchased in non-retirement accounts are subject to cost basis reporting.

Shareholders should consult with their own tax advisors about federal, state and local tax consequences of an investment in the Fund.

Net Asset Value

The NAV of the Fund’s shares is determined once daily at market close, generally 4:00 p.m. Eastern Time every day the NYSE is open for trading. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of shares of each Class of the Fund will not be calculated. The current closing NAV is available 24 hours a day, 7 days a week by calling (800) 467-7903.

The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day of valuation or, if no sale is reported, at the last bid price for long positions and at the last ask price for short positions. Valuations of fixed income securities are supplied by independent pricing services approved by the Board.

Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board. Because a fair value determination is based on an assessment of the value of the security pursuant to the policies approved by the Board, the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation; or (iv) or in other situations deemed necessary by the Board.

22

Additional Information

Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Fund’s Transfer Agent as well as confirmation statements after each transaction. The quarterly statement will show the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions. On a semi-annual basis, the Manager will send investors a report which will include a letter regarding the Fund’s results, a performance summary, security positions in the Fund and financial statements.

To reduce expenses, we mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at (800) 467-7903 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Inquiries regarding a Direct Shareholder’s investment account may be made to the Fund’s Transfer Agent using the address on the back of this Prospectus. Additionally, shareholders who purchase Fund shares directly from the Fund’s Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903. All other inquiries should be directed to the Fund at the address on the front of this Prospectus.

Online Account Access. You can easily access your Fund account information 24 hours a day by setting up online access. The process is simple and takes only a few minutes. Visit the Fund’s website, www.caldwellorkin.com, and click on the “Account Access” tab. From there you will click a link to enter the transfer agent’s website. Click on “New Account Setup” to establish an online account. You will need your social security or tax ID number and your Fund account number. Once you’ve established your account and logged on, you also have the option to sign up for eDelivery by clicking on the “eDelivery Sign Up” link. eDelivery will allow you to receive your shareholder statements, confirmation statements and/or regulatory documents (prospectuses, annual reports) via electronic distribution rather than hard copy distribution via postal mail. If you have any questions regarding internet access to Fund information please call a shareholder services representative at (800) 467-7903.

Verification of Shareholder Transaction Statements. You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is available upon request. You may obtain a copy of the Annual Report, without charge, by calling the Fund at (800) 467-7903.

23

For a share outstanding during each of the years presented.

	For the Year Ended April 30, 2018		For the Year Ended April 30, 2017		For the Year Ended April 30, 2016	For the Year Ended April 30, 2015	For the Year Ended April 30, 2014
Net Asset Value, Beginning of Year	$20.72		$21.57		$22.94	$20.88	$22.97
Income from investment operations:
Net investment income (loss)	(0.24	)(a)	(0.25	)(a)	(0.36)	(0.49)	(0.29)
Net realized and unrealized gain (loss) on investments	0.13	(d)	(0.60)		0.30	2.71	(1.30)
Total from Investment Operations	(0.11)		(0.85)		(0.06)	2.22	(1.59)
Less Distributions to Shareholders From:
Net realized gains on investments	—		—		(1.32)	(0.17)	(0.51)
Total distributions	—		—		(1.32)	(0.17)	(0.51)

Paid in Capital:
Paid in capital from redemption fees	—	(b)	—	(b)	0.01	0.01	0.01
Net Asset Value, End of Year	$20.61		$20.72		$21.57	$22.94	$20.88

Total Return (c)	(0.53)%		(3.94)%		(0.56)%	10.68%	(6.92)%

Ratios and Supplemental Data:
Net Assets, End of Year (in thousands)	$49,785		$116,610		$208,328	$128,935	$165,472
Ratios to Average Net Assets:
Management fees	1.00%		1.00%		1.00%	1.00%	1.00%
Administrative and other expenses	0.85%		0.40%		0.37%	0.44%	0.29%
Expenses before dividends on securities sold short and interest expense	1.85%		1.40%		1.37%	1.44%	1.29%
Interest expense	0.19%		0.31%		0.85%	0.63%	0.30%
Expenses from dividends on securities sold short	0.37%		0.29%		0.73%	0.57%	0.14%
Ratio of total net expenses	2.41%		2.00%		2.95%	2.64%	1.73%
Ratio of net investment loss	(1.19)%		(1.18)%		(2.06)%	(1.80)%	(0.98)%
Portfolio Turnover Rate	531%		500%		415%	434%	657%

(a)	Calculated using average shares outstanding.

(b)	Rounds to less than $0.005 per share.

(c)	Total return in the above table represents the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of find shares in relation to fluctuating market values during the period.

24

CUSTOMER PRIVACY NOTICE
FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number

■ Assets

■ Retirement Assets

■ Transaction History

■ Checking Account Information

■ Purchase History

■ Account Balances

■ Account Transactions

■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
For our affiliates’ marketing purposes	Yes	Yes*

Questions?	Call (800) 467-7903

To limit our sharing

*Call (813) 282-7870

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Caldwell & Orkin Market Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■ Open an account

■ Provide account information

■ Give us your contact information

■ Make deposits or withdrawals from your account

■ Make a wire transfer

■ Tell us where to send the money

■ Tell us who receives the money

■ Show your government-issued ID

■ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■ Affiliates from using your information to market to you

■ Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

How to Obtain More Information

The SAI provides additional information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

If you would like to make an inquiry or obtain additional information about the Fund or request a free copy of the Fund’s SAI, Annual or Semi-Annual Reports, please call us toll free at (800) 467-7903, visit our website at http://www.caldwellorkin.com or write us at The Caldwell & Orkin Market Opportunity Fund, P.O. Box 46707, Cincinnati, OH 45246-0707.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.

Reports and other information about the Fund are available from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the Internet site may be obtained, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

SEC File Number: 811-06113

Board of Directors	Custodian
Frederick T. Blumer, Chairman	U.S. Bank National Association
Derek Pilecki, President	OH-US Bank Tower, Cincinnati
Rhett E. Ingerick	425 Walnut Street
Bevin E. Newton	Cincinnati, OH 45202

Manager	Independent Registered Public Accounting Firm
Gator Capital Management, LLC	Tait, Weller & Baker LLP
100 South Ashley Drive, Suite 895	1818 Market Street
Tampa, FL 33602	Suite 2400
Philadelphia, PA 19103-3638
Transfer Agent
Ultimus Fund Solutions, LLC	Legal Counsel
225 Pictoria Drive, Suite 450	Kilpatrick Townsend & Stockton LLP
Cincinnati, OH 45246	1001 West Fourth Street
Winston-Salem, NC 27101
Distributor
Ultimus Fund Distributors, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

STATEMENT OF ADDITIONAL INFORMATION

August 28, 2018

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

OF

THE CALDWELL & ORKIN FUNDS, INC.

Ticker Symbol: COAGX

100 South Ashley Drive

Suite 895

Tampa, Florida 33602

Telephone No. (813) 282-7870

(800) 467-7903

The Caldwell & Orkin Market Opportunity Fund (the “Fund”) is a portfolio of The Caldwell & Orkin Funds, Inc. (“Caldwell & Orkin”), an open-end diversified management investment company. The Fund’s objective is to provide long-term capital growth with a short-term focus on capital preservation.

This Statement of Additional Information (“SAI”) of Caldwell & Orkin is not a prospectus and should be read in conjunction with the Fund’s Prospectus, dated August 28, 2018 (the “Prospectus”), which has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by contacting Caldwell & Orkin at the above telephone number or address. This SAI has been incorporated by reference in its entirety into the Prospectus.

This SAI incorporates by reference information from the Fund’s annual report (the “Annual Report”) to shareholders for the fiscal year ended April 30, 2018. The Annual Report also accompanies this SAI. Additional copies are available, without charge, by contacting the Fund at (800) 467-7903.

GATOR CAPITAL MANAGEMENT, LLC - MANAGER

TABLE OF CONTENTS

THE FUND	1
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS	1
INVESTMENT RESTRICTIONS	12
DISCLOSURE OF PORTFOLIO HOLDINGS	14
CODE OF ETHICS	15
PROXY VOTING POLICIES	15
MANAGEMENT OF THE FUND	15
MANAGEMENT AND ADVISORY ARRANGEMENTS	22
ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGER	21
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	24
DETERMINATION OF NET ASSET VALUE	25
THE DISTRIBUTOR	25
ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT	26
PURCHASE OF SHARES	27
REDEMPTION OF SHARES	28
SHAREHOLDER SERVICES	29
DIVIDENDS, DISTRIBUTIONS AND TAXES	30
PRINCIPAL SHAREHOLDERS	35
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35
CUSTODIAN	35
LEGAL COUNSEL	36
GENERAL INFORMATION	36
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	36
APPENDIX A – RATINGS OF CORPORATE DEBT OBLIGATIONS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

THE FUND

The Fund is the only series of Caldwell & Orkin, an open-end, diversified management investment company incorporated under the laws of the State of Maryland on August 15, 1989. Caldwell & Orkin’s address is: 100 South Ashley Drive, Suite 895, Tampa, Florida 33602, and its telephone number is (813) 282-7870 or (800) 467-7903.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

Reference is made to the sections entitled “Summary Section – Investment Objective”, “Summary Section – Principal Investment Strategies of the Fund”, “Summary Section – Principal Risks of Investing in the Fund” and “Additional Information about the Principal Risks of Investing in the Fund” in the Prospectus for a discussion of the Fund’s investment objectives and policies and principal risks of investing in the Fund. Set forth below is certain further information relating to the Fund generally.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment programs will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Borrowing Money. The Fund may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares, for temporary emergency purposes or for other purposes. Borrowing involves the creation of a liability that requires the Fund to pay interest. The risks of borrowing include a higher volatility of the net asset value (“NAV”) of the Fund’s shares and the relatively greater effect on the NAV of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in NAV per share than if the Fund had not borrowed money. In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Commodities Exchange Act Compliance. To the extent the Fund makes investments regulated by the CFTC, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). Caldwell & Orkin, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5. Therefore, the Fund will not be subject to registration or regulation as a commodity pool operator under the CEA.

Convertible Securities. The Fund may buy securities convertible into common stock or other equity in a company, such as convertible bonds, convertible preferred stocks and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Convertible bonds are subject to risks associated with fixed income investments, such as credit risk, interest rate risk, and maturity risk. Convertible preferred stocks are subject to the risks of preferred stocks, such as equity risk and risks that the issuer will not be able to pay any preferred dividend or other preference. Warrants are subject to risks associated with options, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein).

Derivative Instruments. The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs.

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indices and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is continually evolving and the Fund may invest in derivatives other than those described below.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If the Manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses. If the Manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. The Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indices. The Fund may, among other things, purchase and sell put and call options on equity, debt or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, the Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase, pending its ability to invest in such securities in an orderly manner.

An option on a security (or index designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option.

If the Fund writes a call (put) option on an underlying security it owns (is short), the option is sometimes referred to as a “covered option.” When writing a covered option, the Fund is more protected than if the Fund writes an option on a security it does not hold. If the Fund writes a call (put) option on an underlying security it does not own, the option is sometimes referred to as a “naked option.” The Fund may write “naked” call options on individual securities or instruments in which it may invest but that are not currently held by the Fund. When writing “naked” call options, the Fund must deposit and maintain sufficient margin with the broker-dealer through which it wrote the “naked” call option as collateral to ensure that it meets its obligations as the writer of the option. The Fund is further subject to the segregation requirements described below when it writes “naked” call options. Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction, but will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing “naked” call options can be a profitable strategy to increase the Fund’s income with minimal capital risk. However, when the price of the security underlying the written option increases, the Fund is exposed to an increased risk of loss, because if the price of the security underlying the option exceeds the option’s exercise price, the Fund will lose the difference minus any premium received from writing the option. “Naked” written call options are riskier than covered call options because there is no underlying security held by the Fund that can act as a partial hedge. “Naked” written call options have speculative characteristics, and the potential for loss is theoretically unlimited as there is no limit to how much the value of the underlying asset may increase. When a “naked” written call option is exercised, the Fund must purchase the underlying security to meet its delivery obligation or make a payment equal to the value of its obligation in order to close out the option. There is also a risk, especially with less liquid preferred and debt securities or small capitalization securities, that the securities may not be available for purchase.

A naked put option is a position in which a buyer writes a put option and has no short position in the underlying stock. A naked put option may be used when the Fund expects the underlying stock to be trading above the strike price at the time of expiration. The Fund will benefit from a naked put option if the underlying stock is trading above the strike price at the time of the expiration of the put option and expires worthless because the Fund will keep the entire premium. The Fund could lose money if the price of the underlying stock is below the strike price because the put may be exercised against the Fund, causing the Fund to buy the stock at the strike price.

If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, the Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

While, as mentioned above, the Fund may write naked call or put options, such options will nonetheless be deemed to be “covered” as such term is used in the context of Section 18 of the 1940 Act. In the case of a call option on a security, a call option is covered for these purposes if the Fund segregates assets determined to be liquid by the Manager in accordance with procedures approved by the Caldwell & Orkin Board of Directors (the “Board”) in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis. The option is also covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager in accordance with procedures approved by the Board in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Manager in accordance with procedures approved by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager.

OTC Options. The Fund may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Fund may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Fund may also purchase and write dealer options.

Risks Associated with Options on Securities and Indices. There are a number of risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in the Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, the Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option generally has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect the Fund’s engaging in options transactions.

If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by the Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Manager anticipates that the currency will appreciate or depreciate in value. In addition, the Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of the Fund to reduce foreign currency risk using such options.

Option Combinations. The Fund may combine options transactions, which combinations may be in the form of option spreads or option collars. Put spreads and collars are designed to protect against a decline in value of a security the Fund owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put’s strike price. The call means that the investor will not benefit from increases in the price of the security beyond the call’s strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put.

In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call’s strike price.

The Fund may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security or index, with the same strike price and expiration date. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Equity Securities. The Fund’s portfolio may include common stocks traded on domestic securities exchanges or in the over-the-counter market. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Fixed Income Securities. The Fund may invest in fixed income securities that include corporate, municipal or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be of any credit quality, maturity or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P Global Ratings, Inc. (“S&P”) or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Manager’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P or Fitch are contained in this SAI. While the Manager utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Other risks associated with fixed income securities, without limitation, are as follows:

Credit Risk. Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more fixed income securities held by the Fund will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, the Fund’s income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security may be reduced. Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

Interest Rate Risk. The price of a bond or other fixed income security is dependent upon interest rates. Therefore, the share price and total return of the Fund, when investing a significant portion of its assets in bonds or fixed income securities, may vary in response to changes in interest rates. A rise in interest rates generally causes the value of a bond to decrease, and vice versa. There is the possibility that the value of the Fund’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the Fund then holds a significant portion of its assets in fixed income securities with long-term maturities. This risk may be heightened in the current environment as interest rates are likely to experience increased volatility as a result of the conclusion of the U.S. government’s quantitative easing program and the likelihood of a general rise in interest rates.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by the Fund can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

Maturity Risk. Maturity risk is another factor that can affect the value of the Fund’s fixed income holdings. In general, the longer the maturity of a fixed income security, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund may not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may also sell such a security prior to the settlement date. In such a case, the Fund could incur a short-term gain or loss.

Futures Contracts. The Fund may invest in futures contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to segregate cash, cash equivalents, and/or other liquid assets sufficient to satisfy the requirements of Section 18(f) of the 1940 Act. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by an increase in the case of a sale or by a decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund will seek to earn income on initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. The Fund may invest in securities index futures contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Manager applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower a Fund’s return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. In general, the Fund will not directly purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.

Investment Companies. The Fund may invest in other investment companies, including ETFs (“Target Funds”). Investments in Target Funds are subject to risks of duplicate costs, since the Target Funds have costs and expenses that are passed on to their investors (including, where applicable, the Fund).

Under the 1940 Act, the Fund may not acquire shares of a Target Fund if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the Target Fund’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless (i) the Target Fund or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund (generally permitting the Fund and its affiliates to hold up to 25% of the Target Fund’s total outstanding stock); and (ii) the target fund and the Fund enter into an agreement to comply with any conditions in such order (an “Order Agreement”). Accordingly, the 25% limitation (or, in cases where the Fund has not entered into an Order Agreement, the 3% limitation) may prevent the Fund from allocating its investments in the manner the Manager considers optimal. In such cases, the Manager may select a Target Fund or other investment that is different from the Manager’s preferred choice as an alternative.

The 1940 Act also limits, subject to certain exceptions, including those found in Section 12(d)(1)(F) of the 1940 Act (described below), the percentage of the Fund’s assets that can be represented by a Target Fund’s shares to 5% of the Fund’s assets for any one other Target Fund or 10% of the Fund’s assets for the Target Fund and other investment companies combined. Under the 1940 Act, to the extent that the Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from shareholders with regard to the voting of all proxies with respect to the Fund’s investment in Target Funds and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. See “Proxy Voting Policies and Procedures” attached hereto as Appendix B for more information about proxy voting.

Investments in Companies with Business Related to Commodities. As explained under “Investment Restrictions” below, the Fund does not invest directly in commodities. However, the Fund may from time-to-time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, the Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.), or in registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can experience heightened volatility in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies whose business is related to such commodities, or the value of investment companies and other companies investing in such businesses or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices in the commodities markets generally.

Investments in Exchange-Trade Funds (“ETFs”). The Fund may invest, both long and short, in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds. ETFs may be actively managed or index based. An index based ETF’s objective is to track the performance of a specific index and generally invests in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. ETFs are traded on a securities exchange based on their market value. ETFs generally register as investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses; ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Some ETFs seek daily leveraged investment results through the use of investment techniques, including investments in derivative instruments, in an attempt to provide either enhanced returns, or inverse (opposite) returns, relative to their respective underlying indices.

To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value. To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value. To the extent that an ETF the Fund invests in is leveraged, it will generally experience enhanced gains and losses as compared to ETFs that do not utilize leverage. Many leveraged ETFs rebalance their portfolios on a daily basis; therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF. There can be no assurance that each of the underlying ETFs in which the Fund may invest will grow to or maintain an economically viable size, in which case the ETF may be liquidated. To the extent that the ETFs in which the Fund may invest are granted licenses to use their respective underlying indices, the ETFs may be liquidated if such license agreements are terminated. In the event that an ETF in which the Fund invests is liquidated, there can be no assurance that shares of a comparable ETF would be available for investment by the Fund at that time.

Investments in Foreign Securities. The Manager may invest without limitation in equity securities that are issued by foreign issuers and traded in the United States and in American Depository Receipt of foreign companies. By doing so, the Manager attempts to take advantage of differences between economic trends and the performance of securities markets in various countries. The Manager believes that it may be possible to obtain significant appreciation from a portfolio consisting, in part, of foreign investments and also achieve increased diversification. Increased diversification is gained by combining securities from various countries that offer different investment opportunities and are affected by different economic trends

Investing in foreign securities may also involve the following risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible expropriation or nationalization of assets; and possible imposition of foreign taxes.

To the extent portfolio securities are denominated in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign securities into U.S. dollars on a daily basis.

Investments in Short Sales of Securities. The Fund may utilize short sales in seeking to either hedge the risks associated with long investments or realize additional gains through speculative short sales. Short sales are sales of a security the Fund has borrowed but does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security it intends to sell short to make delivery to the buyer. The Fund is then obliged to replace the security borrowed by purchasing it at the market price at a later date. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which increases the cost of the transaction. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet regulatory requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, which loss will be augmented by the costs associated with the transaction. The Fund will realize a gain if the security declines in price between those dates in an amount greater than the costs associated with the transaction.

On the Fund’s internal books or in a segregated account at the Fund’s custodian (the “Custodian”) (or a combination of both), the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker upon completion of any short sale transactions. In determining the amount to be segregated, the securities that have been sold short by the Fund are marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box”. Such a short sale occurs when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Investments in Small Companies. Although the Fund invests in companies of all sizes, there may be times when there is a significant investment in small companies. Smaller growth companies may offer greater potential for capital appreciation than larger companies. Smaller growth companies often have new products or technologies, new distribution methods, rapid changes in industry conditions due to regulatory or other developments, changes in management or similar characteristics that may result not only in the expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in share price appreciation.

In addition, because they may be less actively followed by stock analysts and less information may be available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies, and then adjust its valuation more quickly once investor interest is gained. Smaller growth companies may also be more subject to a valuation catalyst (such as increased investor attention, takeover efforts or change in management) than larger companies.

The smaller companies in which the Fund may invest may have relatively small revenues, may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods or services for a limited market. For example, they may be developing or marketing new products or services for which markets are not yet established and may never become established or may have or develop only a regional market for product or services and thus be affected by local or regional market conditions. In addition, small companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms. Such companies may also be insignificant enough in their industries and become subject to intense competition from larger companies.

Due to these and other factors, small companies may suffer significant losses or realize substantial growth; therefore, investments in such companies tend to be volatile and are more speculative.

Lending of Portfolio Securities. In order to generate additional income, the Fund reserves authority to lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or securities issued or guaranteed by the U.S. Government which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund may experience a loss or delay in the recovery of securities if the institution with which it has engaged in a portfolio loan transaction breaches the agreement with the Fund. Income from such lending will be invested in short-term cash equivalent securities, which will increase the current income of the Fund. Such loans will not be for more than 30 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. If the Manager determines to make securities loans, the value of the securities loaned would not exceed one third of the value of the total assets of the Funds. The Fund did not engage in any securities lending activities during the fiscal year ended April 30, 2018.

Money Market Instruments. The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, repurchase and reverse purchase agreements (as described below), and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch, or if not rated, of equivalent quality in the Fund’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. Money market instruments, while generally considered cash-equivalents, are nevertheless subject to risk of default by the counterparty, risk of depreciation in the market and risk of loss of value if, for example, the issuer’s rating is downgraded or other circumstances develop that raise questions regarding the ability of the issuer to meet its obligations under the instrument.

Repurchase Agreements. The Fund may enter into repurchase agreements with “primary dealers” in U.S. government securities and member banks of the Federal Reserve System which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date (ordinarily a week or less). The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement. The principal risk is that, if the seller defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund in connection with the related repurchase agreement are less than the repurchase price.

Reverse Repurchase Agreements. The Fund may invest in reverse repurchase agreements, which are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. In addition to taxable reverse repurchase agreements, the Fund also may invest in municipal reverse repurchase agreements.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

U.S. Government Securities. The Fund may invest a portion of its portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and the Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g., FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA, FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

INVESTMENT RESTRICTIONS

Caldwell & Orkin has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

1.	As to 75% of its total assets, purchase securities of any one issuer, other than those issued or guaranteed by the United States government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the Fund’s total assets would be invested in securities of such issuer or the Fund would own 10% or more of the outstanding voting securities of such issuer.

2.	Invest 25% or more of its total assets in the securities of issuers in any particular industry. (The Board has determined that for purposes of this investment restriction, securities of other registered investment companies are not considered to be issued by issuers in any industry; provided, however, that investments in other investment companies that track a sector of a broad-based securities market shall be deemed to represent investments in the securities of issuers in one or more industries represented in that sector, as reasonably determined by the Manager in its sole discretion.)

3.	Issue senior securities, except as permitted under the 1940 Act.

4.	Purchase securities of other investment companies, except as permitted under the 1940 Act.

5.	Purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

6.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts and futures contracts (including, without limitation, those relating to indices, securities or commodities), and options on forward contracts and futures contracts.

7.	Make loans to other persons; provided that the Fund may lend its portfolio securities to the extent permitted by the 1940 Act, and provided further that, for purposes of this restriction, investments in government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan.

8.	Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).

9.	Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary (i) in connection with borrowings mentioned in (10) above; (ii) in connection with writing covered put and call options, the purchase of securities on a when-issued or forward commitment basis, and collateral and initial or variation margin arrangements with respect to options, short sales, forward contracts, futures contracts, options on forward contracts and futures contracts; or (iii) otherwise as permitted under the 1940 Act.

10.	Invest certain of the Fund’s assets in securities for which there are legal or contractual restrictions on resale, securities which are not readily marketable, securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange, or other illiquid securities, except to the extent permitted under the 1940 Act.

11.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed by the Board without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.	Make investments for the purpose of exercising control or management.

2.	Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices.

3.	Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Fund may, however, purchase or sell securities of entities which invest in such programs.

4.	Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

The following descriptions of certain issues related to the above policies and restrictions may assist shareholders in understanding these policies and restrictions:

•	With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).
•	Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.
•	The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets), and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding weekends and holidays) to comply with the provisions of the 1940 Act.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making the Fund’s decisions, and the Fund may engage in short-term trading to achieve its investment objectives. For the fiscal year ended April 30, 2018, the Fund’s portfolio turnover rate was 531%. For the fiscal year ended April 30, 2017, the Fund’s portfolio turnover rate was 500%.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund (the “Portfolio Holdings”), and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The policy sets forth the conditions under which Portfolio Holdings data for the Fund may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio. “Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Director of the Board, or an officer of the Fund.

“Service Providers” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Only officers of the Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Exceptions to this Policy may only be made if an officer of a Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information. Neither the Fund nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of a Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”) provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Fund’s investment adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information, or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser shall have primary responsibility for determining how and when Portfolio Holdings’ information may be disclosed in accordance with this Policy. As a part of this responsibility, the Fund’s investment adviser shall inform the Fund’s other Service Providers of this policy, who shall in turn be responsible for complying with this policy within their own organizations and seeking the consent of the investment adviser for any disclosure not required by law or otherwise specifically allowed by this policy.

Full portfolio holdings will be made available to the public about 10 days after the end of each calendar month, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports will be made available on the Fund’s website, free of charge, and also on the EDGAR database on the SEC’s website at www.sec.gov.

CODE OF ETHICS

Caldwell & Orkin, the Manager and the Distributor each have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of Caldwell & Orkin, the Manager and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to the codes). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes of ethics permit employees and officers of Caldwell & Orkin, the Manager and the Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the codes of ethics of Caldwell & Orkin and the Manager require that portfolio managers and other investment personnel of the Manager report their personal securities transactions and holdings, which are reviewed for compliance with the codes of ethics.

PROXY VOTING POLICIES

The Fund has adopted Proxy Voting Policies and Procedures used to determine how the Fund votes proxies related to its portfolio securities. Under the Proxy Voting Policy, the Fund has, subject to the oversight of the Board, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act. The Manager has adopted a Proxy Voting Policy which it is uses to vote proxies for its clients, including the Fund.

A copy of the Fund’s Proxy Voting Policies and Procedures and the Manager’s Proxy Voting Policy is attached as Appendix B.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge on the SEC’s website at http://www.sec.gov, and, upon request, by contacting the Fund at (800) 467-7903.

MANAGEMENT OF THE FUND

Reference is made to “Management of the Fund” in the Prospectus. Set forth below is further information about the Fund’s management.

Board of Directors

The Board is responsible for the overall supervision of the operations of the Fund. The Directors perform the various duties imposed on the directors of investment companies by the 1940 Act, and also have the responsibilities imposed generally on directors of business corporations by Maryland General Corporation Law. Each Director serves until his / her successor is duly elected and qualified, or until his / her death, resignation or removal.

The Directors, in turn, elect the Officers of the Fund to actively supervise day-to-day operations. The term “Officer” means the president, vice president, secretary, treasurer, controller or any other Officer who performs policy-making decisions. The following chart lists the Directors and Officers of the Fund. Each Director who is an “interested person” of the Fund, as defined by the 1940 Act, is indicated by an asterisk.

The address for each person named in the table below is 100 South Ashley Drive, Suite 895, Tampa, Florida 33602.

Caldwell & Orkin Board of Directors and Officers (as of July 31, 2018)

Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED DIRECTORS
Frederick T. Blumer (59) Director and Chairman of the Board	Indefinite Term, Director Since 1990, Chairman Since 2004	Mr. Blumer is the Chairman & CEO of Mile Auto, Inc. (since March 2017) and Chairman of Vehcon, Inc. (since 2012), and was CEO of Vehcon, Inc. (from 2012-2017).	One	None
Rhett E. Ingerick (43) Director and Chairman of the Audit Committee	Indefinite Term, Since 2018	Mr. Ingerick is a Senior Developer, VI & Analytics for Kforce Inc. (2015-present). Prior to that he was a Senior Integration Developer for Talbots, Inc. (2014-2015) and a Software Developer for Kforce Inc. (1999-2014).	One	One: Gator Series Trust
Bevin E. Newton (47) Director	Indefinite Term, Since 2018	Ms. Newton is a Choreographer and Instructor at Dance Stop Studios/Dance Stop Company (June 2016-present). Previously, she was Executive Director for The Roswell United Methodist Church Foundation (April 2012 - May 2016). Ms. Newton also works as a Choreographer and Instructor for the Cartersville School of Ballet/ Cartersville City Ballet (2004-present).	One	One: Gator Series Trust

INTERESTED DIRECTOR
Derek Pilecki (48)* President	Indefinite Term, Since 2018	Mr. Pilecki is President and Chief Investment Officer for Gator Capital Management, LLC (2008 – present). Previously he has served as Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	N/A	One: Gator Series Trust

*	Mr. Pilecki is an interested Director because he is an employee of the Manager.

OFFICERS WHO ARE NOT DIRECTORS
Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Erik Anderson (41) Treasurer	Indefinite Term, Since 2017	Mr. Anderson is Chief Financial Officer at Oakpoint Advisors (January 2016 - present) and serves as Chief Financial Officer for Gator Capital Management, LLC (2012 - present). Previously he was Chief Financial Officer of Praesidis Advisors LLC (2008 - December 2015).	N/A	N/A
Charles C. Black (39) Chief Compliance Officer	Since 2016	Mr. Black is a Senior Compliance Officer at Ultimus Fund Solutions, LLC (2015 to present) and a Chief Compliance Officer of Ultimus Managers Trust (January 2016 to present). Previously, Mr. Black was Assistant Chief Compliance Officer of Ultimus Managers Trust (April 2015 - January 2016); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015); and Senior Compliance Manager at Fund Evaluation Group (2011 to 2013).	N/A	N/A

Benjamin V. Mollozzi (33) Secretary	Since 2017

Mr. Mollozzi is an Attorney at Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC (since 2015); Secretary of AlphaMark Investment Trust (since 2017); and Secretary of Piedmont Investment Trust (since 2017).

Previously, Mr. Mollozzi was a Buyer and Planner for Procter & Gamble (2012 to 2015).

		N/A	N/A
Bryan W. Ashmus (45) Assistant Treasurer	Since 2016

Mr. Ashmus is Vice President and Director of Financial Administration at Ultimus Fund Solutions, LLC (since December 2015); Principal Financial Officer and Treasurer of Valued Advisers Trust (since December 2013); Chief Financial Officer and Treasurer of Cross Shore Discovery Fund (since June 2016); and Chief Financial Officer and Treasurer of Peachtree Alternative Strategies Fund (since December 2016).

Mr. Ashmus was previously Vice President and Manager of Financial Administration of Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015); and Vice President of Fund Administration at Citi Fund Services Ohio, Inc. (May 2005 to September 2013).

		N/A	N/A

Additional Information About the Directors’ Qualifications and Experience

The Board has considered each Director’s experience, qualifications, attributes and skills in light of the Board’s function and the Fund’s business and structure, and has determined that each Director possesses experience, qualifications, attributes and skills that enable the Director to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Director:

Frederick T. Blumer

During his term on the Board, Mr. Blumer has served as CEO of X-spand International, Co-founder & Vice President of Hughes Telematics, Inc. (now Verizon Telematics), and currently serves as Chairman of Vehcon, Inc., a vehicle and driver data company, as well as Chairman & CEO of Mile Auto, a pay-per-mile auto insurance company. Mr. Blumer earned a BA in Biology from the College of Charleston. Mr. Blumer is also a graduate of the University of South Carolina School of Law and Harvard Business School and was selected to serve as a Director and Chairman of Caldwell & Orkin based on his business, legal and communications expertise.

Rhett E. Ingerick

Mr. Ingerick is a Senior Developer, VI & Analytics at KForce Inc., a professional staffing services firm. Previously, he spent two years as a developer for Talbots, Inc. and prior to that, he spent fourteen years as a software developer at Kforce Inc. His specialty is coordinating complex technological projects across teams of business users. Mr. Ingerick has a BA from Davidson College. Mr. Ingerick provides knowledge of technology and operations management to the Board.

Bevin E. Newton

Ms. Newton formerly served as the Executive Director of The Roswell United Methodist Church Foundation. Ms. Newton also currently serves as a choreographer and ballet teacher at Dance Stop Studios/Dance Stop Company and Cartersville School of Ballet/Cartersville City Ballet. Ms. Newton formerly held management positions at The Coca-Cola Company and American Management Systems. Ms. Newton has an MBA from the University of North Carolina at Chapel Hill and a BA from Duke University. Ms. Newton brings her experience in executive level leadership to the Board.

Derek Pilecki

Mr. Pilecki is Managing Member and Portfolio Manager of the Manager. Prior to working with the Manager, Mr. Pilecki was a Vice President, Portfolio Manager at Goldman Sachs Asset Management. Mr. Pilecki has 23 years of experience in the investment management industry. Mr. Pilecki has an MBA from the University of Chicago and a BA from Duke University. Mr. Pilecki brings his knowledge of the investment management industry to the Board.

The Board has determined that each of the Directors’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Directors to effectively participate in and contribute to the Board’s functions and oversight of the Fund. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Directors. Caldwell & Orkin has engaged the Manager to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Manager and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Caldwell & Orkin’s charter. The Board is currently composed of four members, three of whom are Independent Directors. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established two standing committees: an Audit Committee and a Proxy Committee. In addition, the Board may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Frederick T. Blumer, a Disinterested Director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of each Board and to act as a liaison with the Manager, other service providers, counsel and other Directors generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, Fund management, the Manager, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund. The Board, with the assistance of Fund management and the Manager, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Board Committees. The Board has established the following committees:

Audit Committee. All of the independent directors are members of the Audit Committee, which oversees the Fund’s accounting and financial reporting policies, the independent audit of the Fund’s financial statements, and reviews the fees charged by the auditors for audit and non-audit services. Mr. Ingerick is the chairman of the Audit Committee. The Audit Committee held one meeting during the last fiscal year, and plans to meet regularly, at least once a year, going forward. The Audit Committee also acts as the Fund’s qualified legal compliance committee, which is responsible for receiving any reports of material violations of securities laws by any officer, director, employee or agent of the Fund, investigating those reports, and taking appropriate action.

Proxy Voting Committee. All of the independent directors are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Manager, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Manager, principal underwriter or an affiliated person of the Fund, on the other hand. The Proxy Voting Committee will meet from time to time as it deems necessary to review the Fund’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable, and to assist the Fund in voting any proxies when a conflict of interest arises for the Manager. The Proxy Voting Committee did not meet during the last fiscal year.

Ownership in Fund’s Affiliates. None of the disinterested (independent) Directors beneficially owns any other interest in any entity directly or indirectly controlling, controlled by, or under common control with the Manager or Distributor.

Directors’ Ownership in Fund Shares. The following table shows each Director’s beneficial ownership of shares of the Fund, which is the only series of shares of Caldwell & Orkin stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000. Information is provided as of December 31, 2017.

Director	Dollar Range of Equity Securities in the Fund
Frederick T. Blumer	E
Rhett E. Ingerick	B
Bevin E. Newton	B
Derek Pilecki	D

Director Compensation. The Fund pays each Director, who is not affiliated with the Manager, an annual fee of $8,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each other meeting attended. The annual fees are payable in four equal quarterly installments and are paid as of the date of each quarterly Board meeting. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

During the fiscal year ended April 30, 2018, the Directors received the following compensation from the Fund:

Director	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation for Services to the Funds
Frederick T. Blumer	$61,750	N/A	$0	$61,750
Rhett E. Ingerick	$3,000	N/A	$0	$3,000
Bevin E. Newton	$3,000	N/A	$0	$3,000
David L. Eager*	$35,750	N/A	$0	$35,750
James L. Underwood*	$37,625	N/A	$0	$37,625

*	Mr. Eager and Mr. Underwood retired from the Board effective February 8, 2018.

Prior to November 11, 2017, each disinterested Director received an annual fee of $15,000 per year, plus $3,500 for each in-person meeting attended and $1,500 for each telephonic meeting attended. Until May 18, 2018, the Directors received their compensation entirely in shares of the Fund (i.e., Directors received shares of the Fund with a value equal to the cash compensation they would have otherwise received). Beginning May 18, 2018, the Directors receive their compensation in cash. The Fund incurred aggregate Directors’ fees and expenses, net of accruals, of $141,125 in the fiscal year ended April 30, 2018.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to “Management of the Fund” in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Gator Capital Management, LLC, a Delaware limited liability company, is the investment adviser to the Fund. The Manager has been engaged in the investment advisory business since 2008. The sole owner of the Manager is the Derek S. Pilecki Revocable Trust u/a/d September 15, 2008 for which Mr. Pilecki serves as the sole trustee. As of February 28, 2018, the Manager had $128.5 Million in assets under management.

Management Fee. The Fund has entered into a Management Agreement (the “Management Agreement”), with the Manager. As discussed in the Prospectus, the Manager shall receive monthly compensation at annual rates which vary according to the total assets of the Fund.

The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

On an annual basis, the advisory fee is equal to the following for the Fund: 1.00% of average daily net assets up to $250 million; 0.90% of average daily net assets in excess of $250 million but not more than $500 million; 0.80% of average daily net assets in excess of $500 million.

The Manager was engaged as investment adviser of the Fund effective November 1, 2017. For the period from November 1, 2017, until the fiscal year ended April 30, 2018, the Fund paid $324,380 to the Manager pursuant to the Management Agreement. Prior to November 1, 2017, C&O Funds Advisor, Inc. (the “Former Manager”) served as the Fund’s investment adviser. For the fiscal years ended April 30, 2018, 2017, and 2016, the Fund paid $509,531, $1,589,675, and $1,694,029, respectively, to the Former Manager pursuant to a management agreement between the Fund and the Former Manager with substantially the same terms and conditions as the Management Agreement.

Payment of Expenses. The Management Agreement obligates the Manager to provide management and investment advisory services and to pay all compensation of and furnish office space for Officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors for the Fund who are affiliated persons of the Manager. Notwithstanding the foregoing, the Management Agreement provides that the Board is authorized to cause the Fund to pay such compensation to the chief compliance officer of Caldwell & Orkin (the “CCO”) as the Board shall deem appropriate from time to time, whether or not the CCO is an affiliated person of the Manager.

Under the Management Agreement, the Manager has contractually agreed to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. No fee waiver or reimbursement was required by the Manager for the year ended April 30, 2018.

The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Custodian and Transfer Agent, expenses of redemption of shares, SEC fees, expenses of registering the shares under Federal and state securities laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of NAV), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund. Accounting and pricing services are provided to the Fund by the Transfer Agent and the Fund reimburses the Transfer Agent for its costs in connection with such services. For shareholder accounts held through financial intermediaries, the Fund may, in some cases, pay these intermediaries for providing account maintenance services, including sub-transfer agency services.

Duration and Termination. Unless earlier terminated as described above, the Management Agreement will remain in effect for a period of two (2) years beginning on February 8, 2018 and will continue thereafter so long as such continuance is specifically approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract terminates automatically upon assignment and may be terminated without penalty on 14 days written notice at the option of either party thereto.

ADDITIONAL INFORMATION ABOUT THE MANAGER

Derek Pilecki and Christopher Pilecki are responsible for the day-to-day portfolio management of the Fund.

Other Accounts Managed. In addition to the Fund, Mr. Derek Pilecki and Mr. Christopher Pilecki are responsible for the day-to-day management of certain other accounts. The tables below show the number of, and total assets in, such other accounts as of April 30, 2018:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Pilecki	1*	$3,069,237*	1	$44,422,183	40	$24,336,185
Accounts where advisory fee is based upon account performance	0	N/A	1	$44,422,183	3	$10,947,276
Christopher Pilecki	0	N/A	0	N/A	1	$125,238
Accounts where advisory fee is based upon account performance	0	N/A	0	N/A	0	N/A

*	Does not include the Fund.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account (each, an “Other Account”).

The Portfolio Managers’ management of Other Accounts may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. Certain of the Other Accounts have an investment objective or strategies that may be similar to the investment objective or strategies of the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager’s management of other accounts may give rise to the following potential conflicts of interest, the Manager does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Manager believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the Portfolio Managers’ day-to-day management of the Fund. The Portfolio Managers know or have access to information regarding the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of trades for the Fund. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts and to the possible detriment of the Fund, or vice versa.

Investment Opportunities. The Manager provides investment supervisory services for a number of accounts that have varying investment guidelines. The Manager works across different investment products. Differences in the compensation structures of the Manager’s accounts may give rise to a conflict of interest by creating an incentive for the Manager to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

Compensation. Mr. Derek Pilecki, as the principal and 100% owner of the Manager, is entitled to the Manager’s profits after expenses are paid. Accordingly, since profits are expected to increase as assets increase, Mr. Pilecki is expected to receive increased profits through his ownership of the Manager. Mr. Christopher Pilecki is compensated by the Manager as an employee. He receives a fixed salary and is eligible for a discretionary bonus from the Manager.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of April 30, 2017, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Portfolio Manager	Dollar Range of Securities Owned
Derek Pilecki	D
Christopher Pilecki	A

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policy established by the Board, the Manager is responsible for the Fund’s portfolio decisions, the placing of the Fund’s portfolio transactions and the negotiation of the commissions to be paid on such transactions.

In selecting brokers to be used in portfolio transactions, the Manager’s general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Manager considers a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Manager’s past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Manager may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Manager may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions. The Manager may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Manager may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Manager to determine and track investment results; and trading systems that allow the Manager to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Manager may also be used by the Manager for functions that are not research related (i.e., not related to the making of investment decisions). Where a research product or service has a mixed use, the Manager will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Manager for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Manager in connection with advisory clients other than the Fund and not all such services may be useful to the Manager in connection with the Fund. Although such information may be a useful supplement to the Manager’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Manager in the performance of its services under the Management Agreement and will not reduce the management fees payable to the Manager.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.

During the fiscal years ended April 30, 2018, 2017, and 2016, the Manager received $46,776, $567,653, and $522,874, respectively, of third party research products and services, as expressed in actual invoice dollars paid.

The Fund may invest in securities traded in the over-the-counter market. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. When a transaction involves exchange listed securities, the Manager considers the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed (i.e., a third market transaction) or effecting the transaction in the institutional or fourth market. Finally, the Fund may invest in initial public offerings.

The Manager has, and the Board regularly reviews, written brokerage allocation practices and trading policies and best execution evaluation procedures that govern its trading practices. These policies are generally designed to minimize conflicts of interest, comply with applicable regulatory requirements, and ensure that the Manager’s clients are treated fairly over time, subject to exceptions specifically set forth therein. The Manager also has rules of conduct that, among other things, limit its employees’ interaction with brokers and their representatives in order to avoid impropriety.

For the fiscal years ended April 30, 2018, 2017, and 2016, the Fund paid $458,115, $1,364,232, and $1,575,866, respectively, in brokerage commissions.

DETERMINATION OF NET ASSET VALUE

The NAV and NAV per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday) on each day that the NYSE is open for business. The NYSE is open Monday through Friday and recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of shares of the Fund will not be calculated.

The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fee payable to the Manager, are accrued daily.

Equity securities listed or traded on a national securities exchange or quoted on the over-the-counter market are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the last bid price for long positions and at the last ask price for short positions. Valuations of fixed income securities are supplied by independent pricing services approved by the Board. Other assets and securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board.

THE DISTRIBUTOR

Set forth below is further information about distribution of Fund shares, the Fund’s Distributor and the Fund’s Distribution Agreement. Reference is made to “Purchasing Shares” and “Redeeming Your Shares” in the Prospectus.

Effective October 24, 2016, Caldwell & Orkin and the Manager have entered into a distribution agreement (the “Distribution Agreement”) with Ultimus Fund Distributors, LLC (the “Distributor”), whose principal address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus.

The Distribution Agreement obligates the Distributor to provide certain services to the Fund in connection with the offering of the shares of the Fund. The Distribution Agreement had an initial term of two years (from October 24, 2016) and thereafter may be continued in effect for subsequent one year periods but only so long as such continuance is approved by (i) the Board, or (ii) vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), provided that in either case the continuance is also approved by a majority of the Independent Directors of the Fund, by a vote cast in-person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by Caldwell & Orkin upon sixty (60) days written notice when authorized either by majority vote of its outstanding voting shares or by a vote of the Board (including a majority of the Independent Directors), or by the Distributor upon sixty (60) days written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act).

Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services by the Manager.

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to a Master Services Agreement (the “Services Agreement”). Prior to October 24, 2016, Alps Fund Services, Inc. (“ALPS”) served as the Fund’s administrator.

The Services Agreement provides that Ultimus shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Services Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence in the performance of Ultimus’ duties, or reckless disregard of its obligations and duties thereunder.

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Manager under the Management Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Services Agreement, Ultimus may delegate all or any part of its responsibilities thereunder):

●	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

●	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

●	arranges for the dissemination to shareholders of the Fund’s proxy materials and oversees the tabulation of proxies;

●	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

●	assists in monitoring compliance of the Fund’s operations with the 1940 Act and with its investment policies and limitations; and

●	makes such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

For providing these administration services, Ultimus received monthly fee based on its average daily net assets (subject to a minimum fee per month), plus out-of-pocket expenses.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Fund. For providing these fund accounting services, Ultimus receives from each Fund a base monthly fee plus an asset based fee.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for each of the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials. For providing these shareholder services, Ultimus receives an annual per account fee, subject to a minimum fee per month.

The Services Agreement, unless otherwise terminated as provided in the Services Agreement, are renewed automatically for successive one-year periods. During the last three fiscal years Ultimus received the following fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent:

	Administration	Fund Accounting	Transfer Agent
Fiscal Year end April 30, 2018	$50,033	$33,983	$27,942
Fiscal Year end April 30, 2017	$135,643*		$14,266

*	For the fiscal year ended April 30, 2017, Ultimus agreed to a one-time reduction of conversion costs by $20,000. For that year, the Fund paid a single fee to cover both Administration and Fund Accounting costs.

For the fiscal year ended April 30, 2017, ALPS received fees from the Fund for its services totaling $83,762. Prior to October 24, 2016, ALPS waived $14,301 against the administration fee. For the fiscal year ended April 30, 2016, ALPS received fees from the Fund for its services totaling $139,732.

PURCHASE OF SHARES

Reference is made to “How to Purchase Shares” in the Prospectus. Set forth below is further information about the purchase of shares of the Fund.

The Distributor is also the principal underwriter of the Fund’s shares. Eligible purchases of Fund shares may be made directly from the Distributor or from member firms of the Financial Industry Regulatory Authority (“FINRA”) that have entered into dealer agreements with the Distributor, so long as the account is opened in the name of the investor (i.e., not opened through an Omnibus account for the benefit of the firm’s clients) and the account satisfies any applicable minimum purchase requirements below. FINRA firms may charge a reasonable transaction fee for their services. Such transaction fees can be avoided by investing directly with the Fund through the Distributor which acts as agent for the Fund.

Investors opening a new account must complete an application, which can be obtained through the Distributor or a dealer. If the purchase is made through a dealer, the dealer will supply the Fund with the required account information. Orders for the purchase of Fund shares placed directly with the Fund are executed at the next determined NAV after receipt of a completed application form by the Distributor and receipt by the Fund’s Custodian of the funds for investment. Dealers other than the Distributor have the responsibility for promptly transferring an investor’s application and investment to the Fund and the Fund’s Custodian. An order for the purchase of Fund shares placed through a dealer will be executed at the next determined NAV after receipt of the order from the dealer.

The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Manager based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Manager may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Fund Determination of Net Asset Value.” If you wish to acquire the Fund’s shares in exchange for securities you should contact the Manager at the address or telephone number shown on the cover page of the Prospectus. The Board reserves the right to terminate this policy at any time.

Investors may currently purchase shares of the Fund without a sales charge; however, the Fund reserves the right, upon sixty (60) days written notice to shareholders, to impose a sales load or other conditions on further purchases.

REDEMPTION OF SHARES

General. Shareholders may request redemption of their shares at any time by mail or telephone as provided below. In order to discourage short-term trading and market timing, shareholders will be charged a 2.00% redemption fee upon the redemption of Fund shares where the redemption occurs within ninety (90) days following the issuance of such shares. The redemption fee will be deducted from redemption proceeds and retained by the Fund, for the benefit of the Fund’s remaining shareholders. The redemption fee will not be paid to the Fund’s Manager. In determining whether a redemption fee is payable and; if so, the amount of such fee, it will be assumed that shares held the longest period of time by a shareholder are the first to be redeemed. The redemption fee will not apply to shares purchased through the reinvestment of distributions (i.e., dividends and capital gains) or held in employer-sponsored retirement plans, such as 401(k) plans. The fee will apply to shares held through financial intermediaries (such as broker/dealer Omnibus accounts), IRA accounts and shares sold through a systematic withdrawal plan, however.

If you purchased shares through a financial intermediary, you should contact the intermediary for information about how a redemption fee would be applied to your shares. Note that your financial intermediary may charge additional or different fees for redeeming shares not described in the Prospectus. Those fees are not imposed by the Fund, and are not paid to the Fund.

The Fund reserves the right to waive, modify or discontinue the redemption fee at any time or from time to time, provided that such action will not materially harm the Fund and is consistent with the Fund’s efforts to deter short-term trading.

Payment. The length of time the Fund typically expects to pay redemption proceeds is similar regardless of whether the payment is made by check, wire, or ACH. The Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Fund typically expects to mail the check within one to three business days;

●	For payment by wire or ACH, the Fund typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven (7) days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to fifteen (15) calendar days. Applicable wire transfer fees will be subtracted from the amount of the redemption.

The value of shares redeemed may be more or less than their original cost, depending on the Fund’s then current NAV.

Redemption Price. The redemption price is the NAV next determined after the receipt of the redemption request by the Transfer Agent. Shares purchased by telephone may not be redeemed until after the Fund has received good payment.

By electing telephone purchase and redemption privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time. The right to redeem shares or to receive payment with respect to any such redemptions may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed (other than customary weekend and holiday closings), or any period during which an emergency exists, as defined by the SEC, as a result of which disposal of portfolio securities or determination of the NAV of the Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

The Fund has made an election with the SEC to pay in cash all redemptions in cash that are requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Board may deem advisable.

Other Redemption Information. Generally, all redemptions will be paid in cash. The Fund typically expects to satisfy redemption requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Manager believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, subject to the limitations above, the Fund reserves the right to make payment for a redemption in securities, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets) and if the Fund deems it advisable for the benefit of all shareholders. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Fund uses to compute its NAV (see “Determination of Net Asset Value” in the Fund’s Prospectus). Redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after the Fund’s receipt of the redemption order in proper form. Readily marketable securities may include illiquid securities, which may take a while for the redeeming shareholder to sell. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

SHAREHOLDER SERVICES

The Fund offers the following shareholder services designed to facilitate investment in its shares.

Investment Account. Each shareholder who purchases shares directly from the Fund through the Distributor has an investment account and will receive quarterly statements from the Transfer Agent as well as confirmation statements after each transaction. The quarterly statement will show the cumulative activity in the account since the beginning of the year. After the end of each year, shareholders will receive Federal income tax information regarding dividend and capital gain distributions.

Reinvestment of Dividends and Capital Gains Distributions. Unless specific instructions are given to pay dividends and capital gains distributions as cash, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the NAV of shares of the Fund, without a sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

Internet Access to Fund Account Information. You can easily access your Fund account information 24 hours a day by registering for online access at www.caldwellorkin.com. A shareholder with online access may also sign up for electronic deliver (“eDelivery”), which will allow the shareholder to receive statements, confirmation statements and/or regulatory documents (prospectuses, annual reports) via electronic distribution rather than hard copy distribution via postal mail. If you have any questions regarding internet access to Fund information, please call a shareholder services representative at (800) 467-7903.

Market Timing Arrangements. The Fund has not entered into any arrangements with any person that would permit frequent purchases and frequent redemptions. The Board has determined to discourage market timing and disruptive trading in the Fund and has adopted policies and procedures with respect to market timing and disruptive trading.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund intends to distribute all of its net investment income and net realized long- and short-term capital gains, if any, to its shareholders at least annually after the close of the Fund’s fiscal year. See “Shareholder Services - Reinvestment of Dividends and Capital Gains Distributions” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash.

Taxes. The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action. Shareholders are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund and any other series of Caldwell & Orkin will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, and intend to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities, or currencies, and net income derived from an investment in a “qualified publicly traded partnership” as defined in Section 851(h) of the Code. Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of the Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issues (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to IRS regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

If a regulated investment company fails this asset-diversification test, such investment company, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis.” Such cure right is similar to that previously and currently permitted for a REIT. Similarly, if a regulated investment company fails this asset-diversification test and the failure is not de minimis, a regulated investment company can cure such failure if: (a) the regulated investment company files a description of each asset that causes the investment company to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the regulated investment company equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of the diversification test failure by the assets that caused the regulated investment company to fail the diversification test.

Certain qualifying corporate dividends are taxable at long-term capital gains tax rates to individuals. For 2018, individual taxpayers with taxable incomes above $425,800 ($479,000 for married taxpayers filing jointly and $452,400 for heads of households) are subject to a 20% rate of tax on long-term capital gains and qualified dividends. For individual taxpayers with taxable incomes not in excess of $38,000 ($77,200 for married taxpayers filing jointly and $51,700 for heads of household), the long-term capital gains rate and rate on qualified dividends is 0%. All other taxpayers are subject to a maximum 15% rate of tax on long-term capital gains and qualified dividends. The above income thresholds are subject to adjustment for inflation beginning in taxable years after 2018. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of Caldwell & Orkin, including the Fund, will designate the following: (a) any dividend of qualified dividend income as qualified dividend income; (b) any tax-exempt dividend as an exempt-interest dividend; (c) any distribution of long-term capital gains as a capital gain dividend; and (d) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November or December, but pays it in January, it will be taxable to shareholders of the Fund as if the dividend was received in the year it was declared. Every year, each shareholder of the Fund will receive a statement detailing the tax status of any Fund distributions for that year.

Certain individuals, estates and trusts must pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective shareholders should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the Fund’s shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 24%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, who are subject to withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid IRS Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an IRS Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). A Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

Under sections 1471 through 1474 of the Code, known as “FATCA”, the Fund is required to withhold U.S. tax at a rate of 30% on payments of taxable dividends and, from January 1, 2019, redemption proceeds and certain capital gain dividends, made to certain non-U.S. entities that fail to comply (or be deemed compliant) with the extensive new reporting and withholding requirements under FATCA designed to inform the U.S. Treasury of certain U.S. owned foreign assets and accounts. Shareholders may be requested to provide additional information to the Fund to enable it to determine whether FATCA withholding is required. The Fund will disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Mutual funds are required to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from available IRS accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and sold on and after that date.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost, and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts. When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in the Fund’s share prices and assuming reinvestment of the Fund’s distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on Fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of the Fund’s shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on the Fund’s distributions and redemption

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s future performance.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. The Fund may also measure performance against the applicable indices. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and NAV per share fluctuate daily. Both net earnings and NAV per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

●	Lipper Analytical Services, Inc. ranks funds in various categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

●	Morningstar, Inc., an independent rating service, is the publisher of the monthly FundInvestor newsletter. FundInvestor rates more than 7,000 mutual funds of all types according to perceived long-term prospects. The maximum rating is five stars.

Shareholders may use such indices in addition to the Prospectus to obtain a more complete view of the Fund’s performance before investing. When comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing the Fund’s performance to other investment fund options, shareholders should take into consideration any relevant differences between the applicable fund and comparative funds, such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Fund may also depict the historical performance of the securities in which it may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

PRINCIPAL SHAREHOLDERS

As of August 1, 2018, the following entities were known by the Fund to be record owners of five percent or more of the outstanding stock of the Fund:

Name and Address of Beneficial Owner	Number of Shares	Percent of Class
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	280,517.2940	13.52%
National Financial Services, LLC 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	350,731.3170	16.90%
Ameritrade, Inc. P.O. Box 2226 Omaha, NE 68103	233,625.1080	11.26%
Fifth Third Bank 5001 Kingsley Dr. Dept 3385 Cincinnati, OH 45263	128,414.3500	6.19%

As of August 1, 2018, the Officers and Directors of Caldwell & Orkin and the Manager, as a group, own 1.08% of the outstanding shares of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, 1818 Market Street, Philadelphia, PA 19103-3638 has been selected as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the financial statements of the Fund.

CUSTODIAN

The Custodian, U.S. Bank National Association, the principal address of which is OH-US Bank Tower, Cincinnati, 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Fund’s assets. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the delivery of securities and collecting interest on the Fund’s investments.

LEGAL COUNSEL

Kilpatrick Townsend & Stockton LLP (“Kilpatrick Townsend”), 1001 West Fourth Street, Winston-Salem, NC 27101, serves as counsel for the Fund.

GENERAL INFORMATION

Description of Shares. Caldwell & Orkin was incorporated under Maryland law on August 15, 1989. It has an authorized capital of 45,000,000 shares of common stock, par value $0.10 per share, 30,000,000 shares of which have been classified as shares of the Fund. The Board has the power to authorize and issue additional classes of stock, without stockholder approval, by classifying or reclassifying unissued stock, subject to the requirements of applicable Maryland law and the 1940 Act. In the event of liquidation, each share of common stock is entitled to a pro rata portion of the Fund’s assets after payment of the Fund’s debts and expenses. Shareholders of the Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. In addition, Shareholders have the right to remove Directors. The Fund does not intend to hold meetings of shareholders in any year in which applicable Maryland law does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights.

Indemnification of Officers and Directors. A Director or Officer of Caldwell & Orkin shall not be liable to the Fund or its shareholders for monetary damages. See the Article of Incorporation and Bylaws on file with the SEC for the full text of these provisions.

Reports to Shareholders. The Fund’s fiscal year ends on April 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information. The Annual Report, containing financial statements audited by the Fund’s independent auditors, is sent to shareholders each year.

Additional Information. The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which Caldwell & Orkin has filed with the SEC, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

Automated Telephone Access to Fund Information. The Fund’s current closing NAV is available 24 hours a day, 7 days a week by calling (800) 467-7903. Additionally, shareholders who purchase Fund shares directly from the Distributor can also obtain their account value, share balance, recent transaction information, distribution information and request a fax of their account statement by calling (800) 467-7903.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for the fiscal year ended April 30, 2018 were audited by Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, and are incorporated by reference from the Fund’s 2018 Annual Report to Shareholders. A copy of such report accompanies this SAI. Additional copies are available, without charge, by calling the Fund at (800) 467-7903.

APPENDIX A

RATINGS OF CORPORATE DEBT OBLIGATIONS

The Fund may acquire from time to time debt securities as described in the Prospectus and this SAI. The Fund is not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Manager believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P® GLOBAL RATINGS. The following summarizes the highest four ratings used by S&P Global Ratings (“S&P”), a division of S&P Global, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Manager:

AAA –An obligation rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC, C and D are not considered by the Manager to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and D the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-term obligations rated A-1 by S&P indicates that the obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term municipal notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Ratings assigned on Moody’s Investors Service, Inc. (“Moody’s”) global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Debt Securities by the Manager:

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered Investment-Grade Debt Securities by the Manager. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings – While the global short-term ‘prime’ rating scale is applied to U.S. municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and the VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

National Long-Term Credit Ratings

AAA – AAA National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA – AA National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A – A National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB – BBB National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

Long-term securities rated below BBB by Fitch are not considered by the Manager to be Investment-Grade Debt Securities. Securities rated BB have an elevated default risk relative to other issuers or obligations in the same country, and securities rated B have a significantly elevated default risk relative to other issues or obligations in the same country. A rating CCC denotes very high default risk relative or other issues or obligations in the same country and a rating CC denotes that default risk is among the highest relative to other issuers or obligations in the same country. A rating C denotes default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a C category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligations, the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligations; the formal announcement by the issuer of their agent of a distressed debt exchange; and a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. RD ratings indicate an issuer that, in Fitch Ratings’ opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased operating its business. This would include the selective payment default on a specific class or currency of debt, the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation, the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or execution of a distressed debt exchange on one or more material financial obligations. D ratings denote an issuer or instrument that is currently in default.

Note: (+) or (-) suffixes may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the AAA National Rating category or to categories below CCC.

National Short-Term Credit Ratings

F1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a + is added to the assigned rating.

F2 – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher-rated categories.

B – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are not considered by the Manager to be Investment-Grade Debt Securities. Short-term securities rated C indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country and the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. Short-term securities rated RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. RD ratings are applicable to entity ratings only. Short-term securities rated D indicates actual or imminent payment default.

Note: (+) or (-) suffixes may be appended to a National Rating to denote relative status within major rating category. Such suffixes are not added to Short-Term National Ratings other than F-1.

While the foregoing descriptions of the ratings systems used by the Manager to distinguish between Investment-Grade Debt Securities and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests. Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

1.	CALDWELL & ORKIN MARKET OPPORTUNITY FUND

The Fund has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Fund’s Proxy Voting Policy, the Fund has, subject to the oversight of the Fund’s Board, delegated to the Manager the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

The Fund CCO shall ensure that the Manager has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A.	General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to the Manager

The Fund believes that the Manager is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Managers are hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with each applicable Manager’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing its respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent Directors of the Board, must approve the Manager’s Proxy Voting and Disclosure Policy (the “Manager Voting Policy”), and any material changes thereof, as it relates to the Fund.

C.	Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Manager Voting Policy, provided such specific voting policy was approved by the Board.

D.	Policy for Voting Proxies Related To Exchange Traded Funds And Other Investment Companies

Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares. The beneficial owner of these shares is a registered investment company.”

2.	GATOR CAPITAL MANAGEMENT, LLC

I.	Introduction

Rule 206(4)-6 (the “Proxy Voting Rule”) under the Investment Advisers Act of 1940 (the “Advisers Act”) requires that the Manager adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Manager has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that the Manager complies with the requirements of the Advisers Act , and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

The following details the Manager’s philosophy and practice regarding the voting of proxies:

A.	General

The Manager will vote proxies in a manner intended to maximize the value of investments to clients (i.e., the value of the security will increase or the potential negative effects will be diminished), subject to reasonable standards. Accordingly, there may be occasions where the Manager determines the best course of action to take on a particular vote is to abstain or to refrain from voting, such as when the Manager determines that the cost of voting the proxy exceeds the benefits to the client.

The Manager believes that the recommendation of management on any issue should be given substantial weight. Therefore, the vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the client. In the case of any client account subject to ERISA, the Manager shall vote proxies in the client’s economic interest.

B.	Procedures

To implement the Manager’s proxy voting policies, the Manager has developed the following procedures for voting proxies:

1.	Upon receipt of a corporate proxy by the Manager, the special or annual report and the proxy are submitted to the Manager’s proxy voting manager (the “Proxy Manager”).

2.	The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of the relevant clients and the provisions of Manager’s Voting Guidelines in Section III below. The Proxy Manager will then vote the proxies.

3.	To the extent required under the Proxy Voting Rule, the Proxy Manager will be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section VI below) or, for a mutual fund advised by the Manager (each, a “Fund”), under Rule 30b1-4 of the Investment Company Act of 1940. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager may provide a written explanation for the proxy vote, which will be maintained with the record of the actual vote in the Manager’s files

C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the Proxy Manager’s designee shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

The Manager has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies as set forth below. These guidelines are divided into routine matters and non-recurring or extraordinary matters.

A.	Routine Matters. Voting decisions for routine matters are made by the Proxy Manager. It is the Manager’s general policy, absent a particular reason to the contrary, to vote with management’s recommendations on routine matters.

B.	Non-Recurring and Extraordinary Matters. Voting decisions for non-recurring and extraordinary matters are made by the Proxy Manager on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring or extraordinary matter for which there is no suggestion detailed below, it is the general policy of the Manager to vote proxies, after considering such factors as the Manager considers relevant, in a manner that it believes will be consistent with efforts to maximize value.

1. Accept:

●	Proposals supporting best practices for corporate governance
●	Restoration or protection of shareholders’ authority

2. Reject:

●	Protection of management from results of mergers and acquisitions
●	Proposals have the effect of diluting the value of the existing shares
●	Reduction of shareholders’ power over company actions

3. Vote With Management:

●	Proposals that address social or moral issues

IV.	Conflicts

The Manager will attempt to resolve any conflict of interest between the Manager, its clients, and the business interests of the mutual funds for which the Manager provides investment advisory services or their affiliates in the way that will most benefit the client. Generally, in cases where the Manager is aware of a conflict between the interests of a client and the interests of the Manager or an affiliated person of the Manager (e.g., a portfolio company is a client or an affiliate of a client of the Manager), the Manager will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions. In the event that the Manager does not receive instructions from the client within three business days of the notice, the Manager may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.	Manager Disclosure of How to Obtain Voting Information

The Proxy Voting Rule requires the Manager to disclose in response to any client request how the client can obtain information from the Manager on how its securities were voted. The Manager will disclose in Part 2 of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to the Manager. Upon receiving a written request from a client, the Manager will provide the information requested by the client within a reasonable amount of time.

The Proxy Voting Rule also requires the Manager to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Upon receiving a written request from a client, the Manager will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Record-keeping

The Manager shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by the Manager that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)	With respect to a Fund, a record of each shareholder request for proxy voting information and the applicable Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The Manager shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of a Fund by the Manager as part of its records and, upon reasonable written notice, shall deliver such records to the applicable Fund.

The Manager may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Manager maintained with a third party such as a proxy voting service, provided that the Manager has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by the Manager, provided that material changes to this policy that affect proxy voting for a Fund shall be ratified by its respective trust within four (4) months of adoption by the Manager.

PART C. OTHER INFORMATION

Item 28. Exhibits:

Exhibit Number

A.1.	Amended and Restated Articles of Incorporation of Registrant, incorporated by reference from PEA No. 2 filed June 25, 1992.

A.2.	Articles of Amendment and Restatement, dated September 19, 1990, are filed herewith

A.3.	Articles of Amendment, dated August 21, 1992, are filed herewith

A.4.	Articles Supplementary, dated August 21, 1992, are filed herewith

A.5.	Articles of Amendment, dated August 29, 1996, are filed herewith

A.6.	Articles Supplementary, dated July 28, 1998, are filed herewith

A.7.	Articles Supplementary, incorporated by reference from PEA No. 38 filed August 28, 2015.

B.	By-Laws of Registrant, originally an exhibit of Pre-Effective Amendment No. 1 filed August 8, 1990, are filed herewith.

C.	None.

D.1.	Management Agreement between the Caldwell & Orkin Market Opportunity Fund of Registrant and Gator Capital Management, LLC, dated February 8, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

E.1.	Distribution Agreement between the Registrant, C&O Funds Advisor, Inc. and Ultimus Fund Distributors, LLC, dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

E.2.	No-Load Fund Services Agreement between Merrill Lynch, Pierce, Fenner & Smith Incorporated and ALPS Distributors, Inc. dated March 11, 2012 incorporated herein by reference from PEA No. 42 filed August 25, 2017.

E.3.	First Amendment to No-Load Fund Services Agreement between Ultimus Fund Distributors, LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated March 1, 2017, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

E.4.	First Amendment to the Distribution Agreement between the Registrant, Gator Capital Management, LLC, and Ultimus Fund Distributors, LLC, dated November 1, 2017, incorporated by reference from PEA No. 44 filed June 29, 2018.

F.	None.

G.1.	Custody Agreement between The Caldwell & Orkin Funds, Inc. and U.S. Bank National Association dated July 18, 2016, incorporated herein by reference from PEA No. 40 filed August 26, 2016.

G.2	Special Custody Account Agreement, by and among The Caldwell & Orkin Funds, Inc., U.S. Bank, N.A., and Merrill Lynch, Pierce, Fenner & Smith Incorporated, dated July 18, 2016, incorporated herein by reference from PEA No. 40 filed August 26, 2016.

G.3.	Special Custody Account Agreement, by and among The Caldwell & Orkin Funds, Inc., U.S. Bank, N.A., and Jeffries LLC, dated April 4, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

H.1.	Distribution Plan of Market Opportunity Fund of the Registrant, incorporated by reference from initial registration statement filed May 30, 1990.

H.2.	Form of Distribution Plan Sub-Agreement, incorporated by reference from initial registration statement filed May 30, 1990.

H.3.	Schedule for Computation of performance quotation, incorporated by reference from PEA No. 3 filed August 21, 1992.

H.4.	Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

H.5.	Compliance Consulting Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

H.6.	Identity Theft Prevention Program Compliance Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 24, 2016, incorporated herein by reference from PEA No. 42 filed August 25, 2017.

H.7.	Power of Attorney appointing Benjamin V. Mollozzi, Secretary of the Registrant, Simon H. Berry, of Ultimus Fund Solutions, LLC, Derek Pilecki and Erik Anderson, each of Gator Capital Management LLC, dated May 18, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

H.8.	First Amendment to Master Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 18, 2018, incorporated by reference from PEA No. 44 filed June 29, 2018.

I.	Opinion and consent of counsel, as to legality of shares, incorporated by reference from PEA No. 3 filed August 21, 1992.

J1.	Consent of Tait, Weller & Baker LLP is filed herewith.

J2.	Consent of Kilpatrick Townsend & Stockton LLP is filed herewith.

K.	None.

L.	Agreement concerning initial capital of Registrant (Market Opportunity Fund), incorporated by reference from initial registration statement filed May 30, 1990.

M.	None.

N.	None.

O.	Reserved.

P.1.	Code of Ethics of The Caldwell & Orkin Funds, Inc., incorporated herein by reference from PEA No. 42 filed August 25, 2017.

P.2.	Amended Code of Ethics of Gator Capital Management LLC, incorporated by reference from PEA No. 44 filed June 29, 2018.

P.3.	Code of Ethics of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, incorporated by reference from PEA No. 44 filed June 29, 2018.

Item 29. Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30. Indemnification.

Section 2-418 of the Maryland General Corporation Law, Article VI of Registrant's Charter filed as Exhibit A and A.1., Article VII of Registrant's By-Laws filed as Exhibit B, and the Distribution Agreement filed as Exhibit E.1. provide, or will provide, for indemnification.

Registrant's Articles of Incorporation (Article VI) provide that Registrant shall indemnify its Directors and Officers to the fullest extent permitted by law.

Registrant's By-laws (Article VII, Section 1) provide that Registrant shall indemnify any Director and/or Officer who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a Director or Officer of Registrant, or is or was serving at the request of Registrant as a Director or Officer of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the maximum extent permitted by law.

With respect to indemnification of Officers and Directors, Section 2-418 of the Maryland General Corporation Law provides that a corporation may indemnify any Director who is made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of Registrant) by reason of service in that capacity, or is or was serving at the request of the corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and expenses actually and reasonably incurred by him in connection with such action, suit or proceeding unless (1) it is established that the act or omission of the Director was material to the matter giving rise to the proceeding, and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (2) the Director actually received an improper personal benefit of money, property, or services; or (3) in the case of any criminal action or proceeding, had reasonable cause to believe that the act or omission was unlawful. A court of appropriate jurisdiction may, however, except in proceedings by or in the right of Registrant or in which liability has been adjudged by reason of the person receiving an improper personal benefit, order such indemnification as the court shall deem proper if it determines that the Director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the Director has met the requisite standard of conduct. Under Section 2-418, Registrant may also indemnify Officers, employees and agents of Registrant who are not Directors to the same extent that it shall indemnify Directors and Officers, and to such further extent, consistent with law, as may be provided by general or specific action of the Board of Directors or contract. Pursuant to Section 2-418 of the Maryland General Corporation Law, the termination of any proceeding by judgment, order or settlement does not create a presumption that the person did not meet the requisite standard of conduct required by Section 2-418. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct.

Reference is also made to Section 11 of the Distribution Agreement filed as Exhibit E.1. to this Registration Statement. Section 11 of the Distribution Agreement provides that Registrant and Distributor, subject to certain conditions and limitations, shall each indemnify, defend and protect the other party, including its trustees or directors, officers, employees and other agents from and against any and all actions, suites, claims, losses, damages, liabilities and reasonable costs, charges, expenses (including attorney fees and investigation expenses) (collectively, the “Losses”), arising directly or indirectly out of: (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law by the Indemnifying Party or its affiliated persons or agents relating to this Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of this Agreement.

Reference is also made to Article IV of the Management Agreement, as amended, filed as Exhibit D to this Registration Statement. Article IV provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Registrant, except for willful misfeasance, bad faith or from negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Management Agreement, as amended.

The Registrant may purchase insurance on behalf of an Officer or Director protecting such person to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as Officer or Director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any Officer or Director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its shareholders to which such Officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, reckless disregard of the duties involved in the conduct of his office, active or deliberate dishonesty, receipt of an improper personal benefit, or in the case of a criminal proceeding that such person had reasonable cause to believe the act or omission was unlawful. The corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section. Insurance or similar protection may also be provided by a subsidiary or affiliate of the corporation.

Item 31. Business and Other Connections of Investment Advisor

The description of the Manager is found under the caption “Management – Investment Adviser” in the Prospectus and under the caption “Management and Advisory Arrangements” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Manager provides investment advisory services to other persons or entities other than the registrant.

Item 32. Principal Underwriters.

(a) Ultimus Fund Distributors, LLC (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. In addition to the Registrant, the Distributor acts as principal underwriter for the following investment companies:

AlphaMark Investment Trust	Oak Associates Funds
Capitol Series Trust	Papp Investment Trust
Centaur Mutual Funds	Peachtree Alternative Strategies Fund
Chesapeake Investment Trust	Piedmont Investment Trust
Conestoga Funds	Schwartz Investment Trust
The Cutler Trust	Ultimus Managers Trust
Eubel Brady & Suttman Mutual Fund Trust	Unified Series Trust
The First Western Funds Trust	Valued Advisers Trust
FSI Low Beta Absolute Return Fund	Williamsburg Investment Trust
Hussman Investment Trust	Wilshire Mutual Funds Inc.
The Investment House Funds

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b) The following is a list of the directors and executive officers of the Distributor. Unless otherwise noted, the business address of each director or officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name	Position with Distributor	Position with Registrant
Kevin M. Guerette	President	None
Kurt B. Krebs	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal	None
Stephen L. Preston	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Steven F. Nienhaus	Vice President, Chief Technology Officer and Chief Information Security Officer	None
Douglas K. Jones	Vice President	None

(c) Not applicable

Item 33. Location of Accounts and Records.

Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b) and 31a-2(a) under the Investment Company Act at its principal executive offices at 100 South Ashley Drive, Suite 895, Tampa, Florida 33602, except for those records that may be maintained pursuant to Rule 31a-3 at the offices of Registrant's Custodian, U.S. Bank National Association, OH-US Bank Tower, Cincinnati, 425 Walnut Street, Cincinnati, OH 45202, and Transfer Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, and State of Florida, on the 28th day of August, 2018.

THE CALDWELL & ORKIN FUNDS, INC. (Registrant)

By:	/s/ Derek Pilecki
Derek Pilecki
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Derek Pilecki	Director and President	August 28, 2018
Derek Pilecki

/s/Erik Anderson	Treasurer	August 28, 2018
Erik Anderson

/s/ Frederick T. Blumer*	Director and Chairman	August 28, 2018
Frederick T. Blumer

/s/Rhett E. Ingerick*	Director	August 28, 2018
Rhett E. Ingerick

/s/Bevin E. Newton*	Director	August 28, 2018
Bevin E. Newton

By: Benjamin V. Mollozzi	*Attorney-in-Fact	August 28, 2018
Benjamin V. Mollozzi

*	Executed by Benjamin V. Mollozzi as Attorney-in-Fact

INDEX TO EXHIBITS

A.2.	Articles of Amendment and Restatement, dated September 19, 1990, filed herewith

A.3.	Articles of Amendment, dated August 21, 1992, filed herewith

A.4.	Articles Supplementary, dated August 21, 1992, filed herewith

A.5.	Articles of Amendment, dated August 29, 1996, filed herewith

A.6.	Articles Supplementary, dated July 28, 1998, filed herewith

B.	By-Laws of Registrant, originally an exhibit of Pre-Effective Amendment No. 1 filed August 8, 1990, filed herewith.

J.1.	Consent of Tait, Weller & Baker LLP, filed herewith.

J.2.	Consent of Kilpatrick Townsend & Stockton LLP, filed herewith.